                         AUDITED FINANCIAL STATEMENTS

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
Envirodyne Industries, Inc.

      We have audited the consolidated financial statements and the financial statement schedules of Envirodyne Industries, Inc. and Subsidiaries listed in
Item 14(a) of this Form 10-K. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      As discussed in Note 1 to the consolidated financial statements, on December 31, 1993, the Company completed a comprehensive financial restructuring through the implementation of reorganization under Chapter 11 of the United States Bankruptcy Code and applied fresh start reporting.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Envirodyne Industries, Inc. and Subsidiaries as of December 28, 1995 and December 29, 1994, and the consolidated results of their operations and their cash flows for the period December 30, 1994 to December 28, 1995 and January 1 to December 29, 1994 (Post-consummation) and January 1 to December 31, 1993 (Pre-consummation), in conformity with generally accepted accounting principles. In addition, in our opinion the schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information required to be included therein.



Coopers & Lybrand L.L.P.

Chicago, Illinois
March 26, 1996

                  ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS


                                                  DECEMBER 28,        DECEMBER 29,
                                                      1995                1994
                                                  ------------        ------------
                                                          (in thousands)
ASSETS
  Current assets:
    Cash and equivalents ........................   $ 30,325            $  7,289
    Receivables, net ............................     89,454              86,868
    Inventories .................................     99,474             110,483
    Other current assets ........................     21,646              19,466
                                                    --------            --------
        Total current assets ....................    240,899             224,106
  Property, plant and equipment,
    including those under capital leases ........    545,491             506,099
    Less accumulated depreciation
      and amortization ..........................     75,987              35,761
                                                    --------            --------
    Property, plant and equipment, net ..........    469,504             470,338
  Deferred financing costs ......................      8,090               9,143
  Other assets ..................................     45,589              47,181
  Excess reorganization value ...................    135,485             145,868
                                                    --------            --------
                                                    $899,567            $896,636
                                                    ========            ========


LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities:
    Short-term debt including current portion
      of long-term debt and obligations
      under capital leases ......................   $ 12,504            $ 25,798
    Accounts payable ............................     39,117              34,335
    Accrued liabilities .........................     67,553              72,246
                                                    --------            --------
        Total current liabilities ..............     119,174             132,379
  Long-term debt including obligations
    under capital leases .......................     530,181             489,358
  Accrued employee benefits ....................      55,626              56,217
  Deferred and noncurrent income taxes .........      77,490              83,333
  Commitments and contingencies
  Stockholders' equity:
    Preferred stock, $.01 par value;
      none outstanding
    Common stock, $.01 par value;
      13,579,460 shares issued and
      outstanding at December 28, 1995 and
      13,515,000 shares at December 29, 1994 ...         136                 135
    Paid in capital.............................     134,864             134,865
    Accumulated (deficit) ......................     (25,131)             (3,612)
    Cumulative foreign currency
      translation adjustments ..................       7,227               3,961
                                                    --------            --------
        Total stockholders' equity                   117,096             135,349
                                                    --------            --------
                                                    $899,567            $896,636
                                                    ========            ========


  The accompanying notes are an integral part of the consolidated financial statements.

                  ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS


                                                          52 WEEKS            52 WEEKS            52 WEEKS
                                                        DECEMBER 30,         JANUARY 1,          JANUARY 1,
                                                          1994 TO                TO                  TO
                                                        DECEMBER 28,        DECEMBER 29,        DECEMBER 31,
                                                            1995                1994                1993
                                                        ------------        ------------        ------------
                                                             (in thousands, except for number of shares
                                                                       and per share amounts)
NET SALES .........................................     $   650,212           $   599,029         $ 587,385
  Patent infringement settlement income ...........                                 9,457

COSTS AND EXPENSES
  Cost of sales ...................................         485,048               435,760           418,692
  Selling, general and administrative .............         111,230               108,437            99,350
  Amortization of intangibles and
    excess reorganization value ...................          15,799                15,612            15,711
                                                         ----------           -----------         ---------
OPERATING INCOME ..................................          38,135                48,677            53,632
  Interest income .................................             670                   307               931
  Interest expense ................................          57,336                49,514            31,190
  Other expense (income), net .....................           1,710                (1,668)            5,540
  Minority interest in loss of subsidiary .........                                    50               717
                                                         ----------           -----------         ---------
INCOME (LOSS) BEFORE INCOME TAXES,
  REORGANIZATION ITEMS AND EXTRAORDINARY ITEMS ....         (20,241)                1,188            18,550
  Reorganization items, net .......................                                                 104,745
                                                         ----------           -----------         ---------
INCOME (LOSS) BEFORE INCOME TAXES
  AND EXTRAORDINARY ITEMS .........................         (20,241)                1,188           (86,195)
  Income tax provision (benefit) ..................          (2,918)                4,800            12,000
                                                         ----------           -----------         ---------
(LOSS) BEFORE EXTRAORDINARY ITEMS .................         (17,323)               (3,612)          (98,195)
 Extraordinary gain (loss), net of tax ............          (4,196)                                183,784
                                                         ----------           -----------         ---------
NET INCOME (LOSS) .................................      $  (21,519)          $    (3,612)        $  85,589
                                                         ==========           ===========         =========
WEIGHTED AVERAGE COMMON SHARES ....................      13,516,771            13,500,703               320
                                                         ==========           ===========         =========
PER SHARE AMOUNTS:
  (LOSS) BEFORE EXTRAORDINARY ITEMS ...............      $    (1.28)          $      (.27)        $(306,859)
                                                         ==========           ===========         =========
NET INCOME (LOSS) .................................      $    (1.59)          $      (.27)        $ 267,466
                                                         ==========           ===========         =========


     Due to the implementation of the Plan of Reorganization and Fresh Start Reporting, the consolidated statement of operations for the fiscal years ended December 28, 1995 and December 29, 1994 are not comparable to the fiscal year ended December 31, 1993. (Refer to Note 1 of Notes to Consolidated Financial Statements.)

   The accompanying notes are an integral part of the consolidated financial statements.

                  ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES

           CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)


                                                                                 CUMULATIVE
                                                                                   FOREIGN       TOTAL
                                                                                  CURRENCY    STOCKHOLDERS'
                                         COMMON      PAID IN      ACCUMULATED    TRANSLATION     EQUITY
                                         STOCK       CAPITAL       (DEFICIT)     ADJUSTMENTS    (DEFICIT)
                                         ------      --------     -----------    -----------    ---------
                                                               (IN THOUSANDS)
Balance December 31, 1992 . . . . . .    $    1      $ 12,900     $ (98,776)     $  2,330     $  (83,545)
Net income  . . . . . . . . . . . . .                                85,589                       85,589
Translation adjustments . . . . . . .                                              (2,044)        (2,044)
Cancellation of preconsummation
  Common Stock  . . . . . . . . . . .        (1)      (12,900)                                   (12,901)
Elimination of accumulated deficit
  and cumulative foreign currency
  translation adjustments . . . . . .                                13,187          (286)        12,901
                                         ------      --------     ---------      --------     ----------
                                         $    0      $      0     $       0      $      0     $        0
                                         ======      ========     =========      ========     ==========

Issuance of new Common Stock  . . . .    $  135      $134,865                                 $  135,000
                                         ------      --------                                 ----------
Balance December 31, 1993 . . . . . .       135       134,865                                    135,000
Net (loss)  . . . . . . . . . . . . .                             $  (3,612)                      (3,612)
Translation adjustments . . . . . . .                                            $  3,961          3,961
                                         ------      --------     ---------      --------     ----------
Balance December 29, 1994 . . . . . .       135       134,865        (3,612)        3,961        135,349
Net (loss)  . . . . . . . . . . . . .                               (21,519)                     (21,519)
Issuance of Common Stock  . . . . . .         1            (1)
Translation adjustments . . . . . . .                                               3,266          3,266
                                         ------      --------     ---------      --------     ----------
Balance December 28, 1995                $  136      $134,864     $ (25,131)     $  7,227     $  117,096
                                         ======      ========     =========      ========     ==========


     Due to the implementation of the Plan of Reorganization and Fresh Start Reporting, the stockholders' equity for the fiscal years ended December 28, 1995 and December 29, 1994 are not comparable to the fiscal year ended December 31, 1993. (Refer to Note 1 of Notes to Consolidated Financial Statements.)


   The accompanying notes are an integral part of the consolidated financial statements.

                  ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                          DECEMBER 30,       JANUARY 1,      JANUARY 1,
                                                                            1994 TO              TO              TO
                                                                          DECEMBER 28,      DECEMBER 29,    DECEMBER 31,
                                                                            1995                1994            1993
                                                                         -----------       ------------     ------------
                                                                                         (IN THOUSANDS)
Cash flows from operating activities:
  (Loss) before extraordinary item  . . . . . . . . . . . . . . . .      $ (17,323)          $ (3,612)       $ (98,195)
  Extraordinary gain (loss) . . . . . . . . . . . . . . . . . . . .         (4,196)                            183,784
                                                                         ---------           --------        ---------
  Net income (loss) . . . . . . . . . . . . . . . . . . . . . . . .        (21,519)            (3,612)          85,589
  Adjustments to reconcile net income (loss) to net cash
    provided by operating activities:
    Depreciation and amortization under capital leases  . . . . . .         40,262             35,775           36,687
    Amortization of intangibles and excess reorganization value . .         15,799             15,612           15,711
    Amortization of deferred financing fees and discount  . . . . .          2,196              1,569            2,418
    Increase (decrease) in deferred and noncurrent income taxes . .         (6,450)               (52)           9,547
    Loss on debt extinguishment . . . . . . . . . . . . . . . . . .          6,778
    Foreign currency transaction loss (gain)  . . . . . . . . . . .         (1,233)            (3,465)           3,380
    Loss (gain) on sales of property, plant and equipment . . . . .             73                 (9)             650
    Reorganization items and fresh start reporting  . . . . . . . .                                            (79,039)
    Changes in operating assets and liabilities:
      Accounts receivable . . . . . . . . . . . . . . . . . . . . .           (839)           (11,257)          (1,319)
      Inventories . . . . . . . . . . . . . . . . . . . . . . . . .         12,741            (10,548)           4,163
      Other current assets  . . . . . . . . . . . . . . . . . . . .         (1,837)            (1,607)          (2,152)
      Accounts payable and accrued liabilities  . . . . . . . . . .         (1,670)             3,774           15,894
      Other . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (5,334)            (2,894)             672
                                                                         ---------           --------        ---------
    Total adjustments . . . . . . . . . . . . . . . . . . . . . . .         60,486             26,898            6,612
                                                                         ---------           --------        ---------
      Net cash provided by operating activities before
        reorganization expense  . . . . . . . . . . . . . . . . . .         38,967             23,286           92,201
       Net cash used for reorganization items . . . . . . . . . . .                                            (14,929)
                                                                         ---------           --------        ---------
        Total net cash provided by operating activities . . . . . . .       38,967             23,286           77,272

Cash flows from investing activities:
  Capital expenditures  . . . . . . . . . . . . . . . . . . . . . .        (34,465)           (32,566)         (40,887)
  Proceeds from sale of property, plant and equipment . . . . . . .             86                359              124
  Purchase of minority interest in subsidiary . . . . . . . . . . .                            (4,200)
                                                                         ---------           --------        ---------
      Net cash (used in) investing activities . . . . . . . . . . .        (34,379)           (36,407)         (40,763)
Cash flows from financing activities:
  Proceeds from revolving loan and long-term borrowings . . . . . .        207,922             37,668          106,003
  Deferred financing costs  . . . . . . . . . . . . . . . . . . . .         (7,887)            (1,608)          (9,779)
  Repayment of revolving loan, long-term borrowings and
    capital lease obligations . . . . . . . . . . . . . . . . . . .       (181,375)           (22,617)        (138,736)
                                                                         ---------           --------        ---------
      Net cash provided by (used in) financing activities . . . . .         18,660             13,443          (42,512)
Effect of currency exchange rate changes on cash  . . . . . . . . .           (212)              (776)            (316)
                                                                         ---------           --------        ---------
Net increase (decrease) in cash and equivalents . . . . . . . . . .         23,036               (454)          (6,319)
Cash and equivalents at beginning of period . . . . . . . . . . . .          7,289              7,743           14,062
                                                                         ---------           --------        ---------
Cash and equivalents at end of period . . . . . . . . . . . . . . .      $  30,325           $  7,289        $   7,743
                                                                         =========           ========        =========
- -------------------------------------------------------------------------------------------------------------------------
Supplemental cash flow information and noncash investing and financing activities:
  Interest paid . . . . . . . . . . . . . . . . . . . . . . . . . .      $  55,030           $ 43,484        $  28,001
  Income taxes paid . . . . . . . . . . . . . . . . . . . . . . . .      $   4,895           $  5,058        $   1,154
  Capital lease obligations (machinery and equipment) . . . . . . .      $   2,081

         Due to the implementation of the Plan of Reorganization and Fresh Start Reporting, the consolidated statement of cash flows for the fiscal years ended December 28, 1995 and December 29, 1994 are not comparable to the fiscal year ended December 31, 1993. (Refer to Note 1 of Notes to Consolidated Financial Statements.)

   The accompanying notes are an integral part of the consolidated financial statements.

                  ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.   CHAPTER 11 REORGANIZATION PROCEEDINGS (DOLLARS IN THOUSANDS)

     On January 6, 1993, a group of bondholders filed an involuntary petition for reorganization of Envirodyne Industries, Inc. under Chapter 11 of the U.S. Bankruptcy Code. On January 7, 1993 Viskase Corporation, Viskase Sales Corporation, Viskase Holding Corporation, Clear Shield National, Inc., Sandusky Plastics of Delaware, Inc., Sandusky Plastics, Inc. and Envirodyne Finance Company each filed voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the Bankruptcy Court). On December 17, 1993, the Bankruptcy Court confirmed the First Amended Joint Plan of Reorganization as twice modified (Plan of Reorganization) with respect to Envirodyne Industries, Inc. (Envirodyne) and certain of its subsidiaries. The Plan of Reorganization was consummated and Envirodyne and certain of its subsidiaries emerged from Chapter 11 on December 31, 1993 (Effective Date). For accounting purposes, the Plan of Reorganization was deemed to be effective as of December 31, 1993.

     Pursuant to the Plan of Reorganization, Envirodyne's shares of common stock that were outstanding prior to the effective date were canceled. Emerald Acquisition Corporation, the sole stockholder of Envirodyne prior to the consummation of the bankruptcy, received no distribution pursuant to the Plan of Reorganization. The Plan of Reorganization provided for the initial issuance of approximately 13,500,000 new shares of Envirodyne common stock (subject to adjustment), warrants to purchase an additional 1,500,000 shares and distributions to major creditors as follows:

         -- Holders of Envirodyne's former Senior Discount Notes Due 1997 (14.5%) (Old Discount Notes) with an accreted value as of January 6, 1993 of $200,838 became entitled to receive a pro rata portion of $219,262 principal amount of 10 1/4% Senior Notes Due 2001 (10 1/4% Notes).

         -- Holders of Envirodyne's former $200,000 principal amount of 14% Senior Subordinated Debentures Due 2001 (Old 14% Debentures), with accrued but unpaid interest through January 6, 1993 of $42,812 became entitled to receive a pro rata portion of 12,142,737 shares of the Envirodyne common stock, par value $.01 per share, representing in the aggregate approximately 89.95% of the common stock initially issued pursuant to the Plan of Reorganization.

         -- Holders of the Envirodyne's former $91,350 principal amount of 13 1/2% Subordinated Notes Due 1996 (Old 13 1/2% Notes), with accrued but unpaid interest through January 6, 1993 of $13,604 became entitled to receive a pro rata portion of (i) 903,625 shares of Envirodyne common stock, representing in the aggregate approximately 6.69% of the common stock initially issued pursuant to the Plan of Reorganization, and (ii) warrants (Warrants) to purchase 1,500,000 shares of common stock. The Warrants were issued pursuant to a Warrant
                 Agreement dated as of December 31, 1993 between Envirodyne and Bankers Trust Company, as Warrant Agent. The Warrants are exercisable at any time until December 31, 1998 at an exercise price of $17.25 per share. The number of shares of common stock for which a Warrant is exercisable, and the exercise price of the Warrants, are subject to adjustment upon the occurrence of certain events. In addition, holders of Old
                 13 1/2% Notes, other than Salomon Brothers Inc (Salomon Brothers) and certain of its affiliates, who elected to grant a limited release to Salomon Brothers and its affiliates pursuant to the Plan of Reorganization, of all claims arising out of the 1989 leveraged buyout acquisition of Envirodyne, the Old 13 1/2% Notes or Envirodyne, were entitled to share ratably in 445,928 shares of common stock, representing in the aggregate approximately 3.30% of the common stock initially issued pursuant to the Plan of Reorganization.

         -- Holders of allowed general unsecured claims of Envirodyne (as opposed to subsidiaries of Envirodyne) became entitled to receive 32.28 shares of common stock for each five hundred dollars amount of their prepetition claims, or a total of 8,070 shares of common stock, representing .06% of the common stock initially issued pursuant to the Plan of Reorganization. These claims totaled approximately $125. If the allowed amount of general unsecured claims of Envirodyne exceeds $125, for example upon the resolution of disputed claims, additional shares of common stock will have to be issued to the holders of allowed general unsecured claims of Envirodyne in order to provide equitable allocation of value among

                 Envirodyne's unsecured creditors under the Plan of Reorganization. Such additional shares of common stock would be distributed with respect to allowed general unsecured claims of Envirodyne as follows: (i) approximately 2.58 additional shares per five hundred dollars in claims in the event allowed general unsecured claims of Envirodyne are between $125 and $25,000; (ii) approximately 5.61 additional shares per five hundred dollars in claims in the event allowed general unsecured claims of Envirodyne are between $25,000 and $50,000; (iii) approximately 9.22 additional shares per five hundred dollars in claims in the event allowed general unsecured claims of Envirodyne are between $50,000 and $75,000; and (iv) approximately 13.58 additional shares per five hundred dollars in claims in the event allowed general unsecured claims of Envirodyne are between $75,000 and $100,000. Refer to Note 23 for discussion on certain settled claims and open claims which, if determined adversely to Envirodyne, would result in the issuance of common stock.

         -- Holders of Envirodyne subsidiary allowed trade claims were paid in full.

         -- Salomon Brothers Holding Company Inc 11.25% Pay-in-Kind Notes issued by Envirodyne with an accreted value as of January 6, 1993 of $5,658 were canceled.

         The contracts constituting the sale and leaseback transaction with General Electric Capital Corporation were assumed by the relevant Envirodyne subsidiaries under the Plan of Reorganization with minor changes thereto.

         The Chapter 11 filing was related only to the Company's domestic operations and did not include the foreign subsidiaries and various inactive domestic subsidiaries.

         The Company accounted for the reorganization using the principles of fresh start reporting in accordance with the American Institute of Certified Public Accountants Statement of Position 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code." Accordingly, all assets and liabilities have been restated to reflect their reorganization value, which approximates fair value.

         The reorganization value of the Company's equity of $135,000 was based on the consideration of many factors and various valuation methods, including discounted cash flows and comparable multiples of earnings valuation techniques believed by management and its financial advisors to be representative of the Company's business and industry. Factors considered by the Company included the following:

         o Forecasted operating and cash flow results which gave effect to the estimated impact of debt restructuring and other operational reorganization.

         o Discounted residual value at the end of the forecasted period based on the capitalized cash flows for the last year of that period.

         o       Competition and general economic considerations.

         o       Projected sales growth.

         o       Potential profitability.

         o       Seasonality and working capital requirements.

         The excess of the reorganization value over the fair value of net assets and liabilities is reported as excess reorganization value and is being amortized over a fifteen-year period. The Company continues to evaluate the recoverability of excess reorganization value based on the operating performance and expected future undiscounted cash flows of the operating business units.

     The reorganization and the adoption of Fresh Start Reporting resulted in the following adjustments to the Company's Consolidated Statement of Operations for the period January 1 to December 31, 1993:


                                                                           INCOME
                                                                         (EXPENSE)
                                                                         ---------
Reorganization Items
- --------------------
Legal, financial advisory and other fees associated with the
  Chapter 11 proceedings...............................................  $ (14,929)
Write-off of deferred financing fees associated with the Bank
  Credit Agreement ....................................................     (4,071)
Write-off of existing excess investment over net assets acquired, net of excess reorganization value recorded, and fair market value
  adjustments to assets and liabilities ...............................    (85,745)
                                                                         ---------
                                                                         $(104,745)
                                                                         =========

Extraordinary Gain
- ------------------
Accreted value of the Old Discount Notes less unamortized deferred
  financing ..........................................................   $ 197,379
Principal amount of Old 14% Debentures plus accrued interest less
  unamortized deferred financing .....................................     237,125
Principal amount of Old 13 1/2% Notes plus accrued interest less
  unamortized deferred financing .....................................     103,918
Accreted value of 11 1/4% Pay-in-Kind Notes due to Related Party .....       5,658
Envirodyne untendered shares .........................................       2,176
Envirodyne general unsecured creditors allowed claims ................          90
Principal amount of 10 1/4% Notes exchanged for Old Discount Notes....    (219,262)
Fair value of equity exchanged for Old 14% Debentures, Old
  13 1/2% Notes and Envirodyne unsecured claims ......................    (135,000)
                                                                         ---------
Extraordinary gain before tax provision ..............................     192,084
Tax provision on extraordinary gain...................................       8,300
                                                                         ---------
Extraordinary gain net of taxes ......................................   $ 183,784
                                                                         =========


     Had the Fresh Start reporting and the Plan of Reorganization been implemented with the related financing at the beginning of 1993, the pro forma Envirodyne consolidated statement of operations would have been as follows:

      (IN THOUSANDS, EXCEPT FOR NUMBER OF SHARES AND PER SHARE AMOUNTS)

                                                                           PRO FORMA
                                                                          JANUARY 1 To
                                                                       DECEMBER 31, 1993
                                                                       -----------------
                                                                          (UNAUDITED)
Net sales .........................................................       $  587,385
  Cost of sales ...................................................          417,780
  Selling, general and administrative..............................           99,350
  Amortization of intangibles and excess reorganization cost.......           15,612
                                                                          ----------
Operating income...................................................           54,643
  Interest income .................................................              931
  Interest expense ................................................           51,198
  Other expense (income), net......................................            5,540
  Minority interest in loss of subsidiary..........................              717
                                                                          ----------
Income before income taxes.........................................             (447)
  Income tax provision ............................................            6,140
                                                                          ----------
Net (loss) ........................................................       $   (6,587)
                                                                          ==========
Weighted average common shares ....................................       13,500,703
Net (loss) per share ..............................................       $     (.49)
                                                                          ==========

     The pro forma information reflects the changes in interest cost and depreciation and amortization due to the implementation of the Plan of Reorganization and Fresh Start Reporting.

2.   NATURE OF BUSINESS

     Envirodyne manufactures food packaging products and foodservice supplies through three primary operating subsidiaries -- Viskase, Sandusky and Clear Shield. The operations of these subsidiaries are primarily in North and South America and Europe. Viskase is a leading producer of cellulosic casings used in preparing and packaging processed meat products and is a major producer of heat shrinkable plastic bags and specialty films for packaging and preserving fresh and processed meat products, poultry and cheeses. The Company is also a leading domestic and international manufacturer of plasticized polyvinyl chloride (PVC) films, primarily for use in packaging food items. Through Sandusky, the Company is a producer of thermoformed and injection molded plastic containers, used in the packaging of cultured dairy and delicatessen products, and of horticultural trays and inserts. Finally, through Clear Shield, the Company is a major domestic producer of disposable plastic cutlery, drinking straws, custom dining kits and related products.


INTERNATIONAL OPERATIONS

     Viskase has seven manufacturing facilities located outside the continental United States, in Beauvais, France; Thaon, France; Lindsay, Ontario, Canada; Sedgefield, England (Great Britain); Swansea, Wales (Great Britain); Guarulhos, Brazil and Nuevo Laredo, Mexico.

     The aggregate of domestic exports and net sales of foreign operations represents approximately 56% of Viskase's total net sales.

     International sales and operations may be subject to various risks including, but not limited to, possible unfavorable exchange rate fluctuations, political instability, governmental regulations (including import and export controls), restrictions on currency repatriation, embargoes, labor relations laws and the possibility of governmental expropriation. Viskase's foreign operations generally are subject to taxes on the repatriation of funds.

     International operations in certain parts of the world may be subject to international balance of payments difficulties which may raise the possibility of delay or loss in the collection of accounts receivable from sales to customers in those countries. Viskase believes that its allowance for doubtful accounts makes adequate provision for the collectibility of its receivables. Management believes that growth potential exists for many of Viskase's products outside the United States and that Viskase is well positioned to participate in these markets.

     All of Sandusky's and Clear Shield's operations are located in the United States.


SALES AND DISTRIBUTION

     Viskase sells its products in virtually every country in the world with principal markets in North America, Europe, Latin America and Asia Pacific. In the United States, Viskase has a staff of technical sales representatives responsible for sales to fresh meat, processed meat and poultry producers. Approximately 50 distributors market Viskase products to customers in Europe, Africa, Asia, and Latin America. Its products are marketed through its own subsidiaries in the United Kingdom, Germany, France, Italy, Russia, Brazil, Mexico and Australia.

     In the United States, Viskase sells its PVC film products primarily to the retail grocery industry through packaging material distributors, food wholesalers and a direct sales force. Additionally the sales organization is supported by a technical service group. The United Kingdom operation sells directly and through distributors, primarily to the retail grocery and foodservice industries in Europe.

     In the United States, Viskase operates casings service centers in Atlanta, Georgia, and Bensalem, Pennsylvania, as well as service centers within the Chicago, Illinois, and Pauls Valley, Oklahoma, plants. In Europe, Viskase operates casings service centers in Milan, Italy, Pulheim, Germany, and Moscow, Russia. Viskase also operates a service center in Brisbane, Australia. These service centers provide finishing, inventory and delivery services to Viskase customers.

     Sandusky's and Clear Shield's sales are predominantly in the United
States.

COMPETITION

     Viskase is one of the world's leading producers of cellulosic casings and a major producer of films. From time to time, Viskase experiences reduced market share or reduced profits due to price competition; however, management believes that such market conditions will not result in any long-term material loss of business.

     The dairy and delicatessen containers industry is highly fragmented. Sandusky competes in the manufacture and sale of dairy and delicatessen containers with several domestic manufacturers of thermoformed and injection molded plastic containers. Major competitive factors in the dairy and delicatessen container business are price, quality and customer service. Major competitive factors in the specialized thermoformed container business are price and technical and customer service capabilities.

     Clear Shield's primary competitors include several major corporations, some of which are larger and better capitalized than Clear Shield and, in some cases, offer a wider product line than Clear Shield. Clear Shield's competitors periodically engage in aggressive price discounting to gain business. Clear Shield management believes, however, that such market conditions will not result in any long-term material loss of business for Clear Shield, although its profit margins may be affected from time to time.

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A)  BASIS OF PRESENTATION

     Effective in 1990 Envirodyne adopted a 52/53 week fiscal year ending on the last Thursday of December. The 1993 financial statements include December 31, 1993 in order to present the effect of the consummation of the Plan of Reorganization.

(B)  PRINCIPLES OF CONSOLIDATION

     The consolidated financial statements include the accounts of Envirodyne Industries, Inc. and its subsidiaries (the Company).

     Reclassifications have been made to the prior years' financial statements to conform to the 1995 presentation.

(C)  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

(D)  CASH EQUIVALENTS (DOLLARS IN THOUSANDS)

     For purposes of the statement of cash flows, the Company considers cash equivalents to consist of all highly liquid debt investments purchased with an initial maturity of approximately three months or less. Due to the short-term nature of these instruments, the carrying values approximate the fair market value. Cash equivalents include $24,536 and $821 of short-term investments at December 28, 1995 and December 29, 1994, respectively.

(E)  INVENTORIES

     Domestic inventories are valued primarily at the lower of last-in, first-out (LIFO) cost or market. Remaining amounts, primarily foreign, are valued at the lower of first-in, first-out (FIFO) cost or market.

(F)  PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment are carried at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the assets ranging from 3 to 32 years. Upon retirement or other disposition, cost and related accumulated depreciation are removed from the accounts, and any gain or loss is included in results of operations. Effective December 31, 1993 and in conjunction with the Fresh Start Reporting, property, plant and equipment was reported at the estimated fair value (refer to Note 1).

(G)  DEFERRED FINANCING COSTS

     Deferred financing costs are amortized on a straight-line basis over the expected term of the related debt agreement. Amortization of deferred financing costs is classified as interest expense.

(H)  PATENTS

     Patents are amortized on the straight-line method over an estimated average useful life of ten years.

     The carrying value of patents is periodically reviewed by the Company and impairments are recognized when the expected undiscounted future operating cash flows derived from such patents is less than the carrying value. If impairment is identified, valuation techniques deemed appropriate under the particular circumstances will be used to determine the asset's fair value. The loss will be measured based on the excess of carrying value over the determined fair value. The review for impairment is performed at least on a quarterly basis.

(I) EXCESS REORGANIZATION VALUE AND EXCESS INVESTMENT OVER NET ASSETS ACQUIRED, NET

     Excess reorganization value is amortized on the straight-line method over 15 years. Accumulated amortization of excess reorganization value totaled $20 million and $10 million at December 28, 1995, and December 29, 1994, respectively.

     Cost in excess of net assets acquired, net was amortized on a straight-line method over 40 years in fiscal 1993.

     The Company continues to evaluate the recoverability of excess reorganization value based on operating performance and undiscounted cash flows of the operating business units. Impairment will be recognized when the expected undiscounted future operating cash flows derived from such intangible is less than its carrying value. If impairment is identified, valuation techniques deemed appropriate under the particular circumstances will be used to determine the intangible's fair value. The loss will be measured based on the excess of carrying value over the determined fair value. The review for impairment is performed at least on a quarterly basis.

(J)  PENSIONS

     The North American operations of Viskase and the Company's operations in Europe have defined benefit retirement plans covering substantially all salaried and full time hourly employees. Pension cost is computed using the projected unit credit method.

     The Company's funding policy is consistent with funding requirements of the applicable federal and foreign laws and regulations.

(K)  POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

     The North American operations of Viskase have postretirement health care and life insurance benefits. Effective January 1, 1993, postretirement benefits other than pensions are accounted for in accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 106 "Employers' Accounting for Postretirement Benefits Other Than Pensions."

(L)  POSTEMPLOYMENT BENEFITS

     Effective December 31, 1993 and in conjunction with the Fresh Start Reporting, the Company adopted SFAS No. 112 "Employers Accounting for Postemployment Benefits." The impact of adopting SFAS No. 112 was not material.

(M)  INCOME TAXES

     Income taxes are accounted for in accordance with SFAS No. 109. Tax provisions and benefits are recorded at statutory rates for taxable items included in the consolidated statements of operations regardless of the period for which such items are reported for tax purposes. Deferred income taxes are recognized for temporary differences between financial statement and income tax bases of assets and liabilities for which income tax benefits will be realized in future years.

(N)  NET INCOME (LOSS) PER SHARE

     Net income (loss) per share of common stock is based upon the weighted average number of shares of common stock outstanding during the year. No effect has been given to options outstanding under the Company's stock option plans and warrants issued pursuant to the Plan of Reorganization as their effect is anti-dilutive.

(O)  REVENUE RECOGNITION

     Sales to customers are recorded at the time of shipment net of discounts and allowances.

(P)  FOREIGN CURRENCY CONTRACTS

     The Company maintains a hedging program to partially hedge its forecasted foreign currency revenue cash flows. The hedging program principally addresses revenue cash flows within its European operations. The foreign exchange contracts are denominated predominantly in the major European currencies and have varying maturities up to eighteen months. The effect of this practice is to minimize the effect of foreign exchange rate movements on the Company's operating results. The Company's hedging activities do not subject the Company to additional exchange rate risk because gains and losses on these contracts offset losses and gains on the transactions being hedged. The cash flows from forward contracts accounted for as hedges of identifiable transactions or events are classified consistent with the cash flows from the transactions or events being hedged.

(Q)  STOCK-BASED COMPENSATION

     Statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation" encourages, but does not require, companies to recognize compensation expense for grants of stock, stock options and other equity instruments to employees based on new fair value acounting rules. Although expense recognition for employee stock-based compensation is not mandatory, SFAS 123 requires companies that choose not to adopt the new fair value accounting to disclose pro forma net income and earnings per share under the new method. This new accounting principle is effective for the Company's fiscal year ending December 26, 1996. The Company believes that adoption is not expected to have a material impact on its financial condition as the Company will not adopt the fair value accounting, but will instead comply with the disclosure requirements.


4.   RECEIVABLES (DOLLARS IN THOUSANDS)

     Receivables consisted primarily of trade accounts receivable and were net of allowances for doubtful accounts of $3,224 and $2,136 at December 28, 1995, and at December 29, 1994, respectively.

     Envirodyne has a broad base of customers, with no single customer accounting for more than 5% of sales.

5.   INVENTORIES (DOLLARS IN THOUSANDS)

     Inventories consisted of:

                                                                                DECEMBER 28,    DECEMBER 29,
                                                                                    1995            1994
                                                                                ------------    ------------
Raw materials . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  17,150       $  20,358
Work in process . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        32,800          37,613
Finished products . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        49,524          52,512
                                                                                  ---------       ---------
                                                                                  $  99,474       $ 110,483
                                                                                  =========       =========

     Approximately 54% and 55% of the Company's inventories at December 28, 1995, and December 29, 1994, respectively, were valued at LIFO. These LIFO values exceeded current manufacturing cost by approximately $4,000 and $7,000 at December 28, 1995, and December 29, 1994, respectively. Inventories were net of reserves for obsolete and slow moving inventory of $3,818 and $5,353 at December 28, 1995, and December 29, 1994, respectively.

     Raw materials used by Viskase include cellulose (from wood pulp), fibrous paper, petroleum based resins, plasticizers and various other chemicals. Viskase generally purchases its raw materials from a single or small number of suppliers with whom it maintains good relations. Certain primary and alternative sources of supply are located outside the United States. Viskase believes, but there can be no assurance, that adequate alternative sources of supply currently exist for all of Viskase's raw materials or raw material substitutes that Viskase could modify its processes to utilize.

     The principal raw materials used by Sandusky and Clear Shield are thermoplastic resins, which are readily available from several domestic sources.


6.   PROPERTY, PLANT AND EQUIPMENT (DOLLARS IN THOUSANDS)

                                                                                DECEMBER 28,     DECEMBER 29,
                                                                                    1995             1994
                                                                                ------------     ------------
Property, plant and equipment:
  Land and improvements . . . . . . . . . . . . . . . . . . . . . . . . . . .     $   16,369      $   15,930
  Buildings and improvements  . . . . . . . . . . . . . . . . . . . . . . . .         81,767          76,202
  Machinery and equipment . . . . . . . . . . . . . . . . . . . . . . . . . .        292,176         256,621
  Construction in progress  . . . . . . . . . . . . . . . . . . . . . . . . .         15,938          20,178
Capital leases:
  Machinery and equipment . . . . . . . . . . . . . . . . . . . . . . . . . .        139,241         137,168
                                                                                  ----------      ----------
                                                                                  $  545,491      $  506,099
                                                                                  ==========      ==========

     Maintenance and repairs charged to costs and expenses for 1995, 1994, and 1993 aggregated $33,227, $33,045 and $32,636, respectively. Depreciation is computed on the straight-line method over the estimated useful lives of the assets ranging from 3 to 32 years.

7.   OTHER ASSETS (DOLLARS IN THOUSANDS)

     Other assets were comprised of:

                                                                                DECEMBER 28,     DECEMBER 29,
                                                                                    1995            1994
                                                                                ------------    ------------
Patents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $   50,000      $   50,000
  Less accumulated amortization . . . . . . . . . . . . . . . . . . . . . . .         10,000           5,000
                                                                                  ----------      ----------
    Patents, net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         40,000          45,000
Other  . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,589           2,181
                                                                                  ----------      ----------
                                                                                  $   45,589      $   47,181
                                                                                  ==========      ==========

     Patents are amortized on the straight-line method over an estimated average useful life of ten years.

8.   ACCRUED LIABILITIES (DOLLARS IN THOUSANDS)

     Accrued liabilities were comprised of:

                                                                           DECEMBER 28,    DECEMBER 29,
                                                                              1995            1994
                                                                           ------------    ------------
Compensation and employee benefits . . . . . . . . . . . . . . . . . . .      $31,997         $33,521
Taxes, other than on income  . . . . . . . . . . . . . . . . . . . . . .        6,535           6,454
Accrued interest . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,535           3,630
Accrued volume and sales discounts . . . . . . . . . . . . . . . . . . .       13,218          11,958
Accrued reorganization fees and expenses . . . . . . . . . . . . . . . .        2,027           3,167
Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11,241          13,516
                                                                              -------         -------
                                                                              $67,553         $72,246
                                                                              =======         =======

9.   DEBT OBLIGATIONS (DOLLARS IN THOUSANDS)

     On June 20, 1995, Envirodyne completed the sale of $160,000 aggregate principal amount of senior secured notes (Senior Secured Notes) to certain institutional investors in a private placement. The senior secured notes were issued pursuant to an indenture dated June 20, 1995 (Indenture) and consist of
(i) $151,500 of 12% Senior Secured Notes due 2000 and (ii) $8,500 of Floating Rate Senior Secured Notes due 2000 (collectively, the Senior Secured Notes). Envirodyne used the net proceeds of the offering primarily to (i) repay the Company's $86,125 domestic term loan, (ii) repay the $68,316 of obligations under the Company's domestic and foreign revolving loans and (iii) pay transaction fees and expenses. Concurrently with the June 20, 1995 placement, Envirodyne entered into a new $20,000 domestic revolving credit facility (Revolving Credit Facility) and a new $28,000 letter of credit facility (Letter of Credit Facility). The Senior Secured Notes and the obligations under the Revolving Credit Facility and the Letter of Credit Facility are guaranteed by Envirodyne's significant domestic subsidiaries and secured by a collateral pool (Collateral Pool) comprised of: (i) all domestic accounts receivable (including intercompany receivables) and inventory; (ii) all patents, trademarks and other intellectual property (subject to non-exclusive licensing agreements); (iii) substantially all domestic fixed assets (other than assets subject to a lease agreement with General Electric Capital Corporation); and (iv) a senior pledge of 100% of the capital stock of Envirodyne's significant domestic subsidiaries and 65% of the capital stock of Viskase S.A. Such guarantees and security are shared by the holders of the Senior Secured Notes and the holders of the obligations under the Revolving Credit Facility on a pari passu basis pursuant to an intercreditor agreement. Pursuant to such intercreditor agreement, the security interest of the holders of the obligations under the Letter of Credit Facility has priority over all other liens on the Collateral Pool.

     The Company finances its working capital needs through a combination of cash generated through operations and borrowings under the Revolving Credit Facility. The availability of funds under the Revolving Credit Facility is subject to the Company's compliance with certain covenants (which are substantially similar to those included in the Indenture), borrowing base limitations measured by accounts receivable and inventory of the Company and reserves which may be established at the discretion of the lenders. Currently, there are no drawings under the Revolving Credit Facility. The available borrowing capacity under the Revolving Credit Facility was $20 million at December 28, 1995.

     The Company recognized an extraordinary loss of $6,778 representing the write-off of deferred financing fees related to the June 20, 1995 debt refinancing. The extraordinary loss, net of applicable income taxes of $2,582, was included in the Company's Statement of Operations for the quarter ended June 29, 1995.

     The $151,500 tranche of Senior Secured Notes bears interest at a rate of 12% per annum and the $8,500 tranche bears interest at a rate equal to the six month London Interbank Offered Rate (LIBOR) plus 575 basis points. The current interest rate on the floating rate tranche is approximately 11.4%. The interest rate on the floating rate tranche is reset semi-annually on June 15 and December 15. Interest on the Senior Secured Notes is payable each June 15 and December 15.

     On June 15, 1999, $80,000 of the aggregate principal amount of the Senior Secured Notes is subject to a mandatory redemption. The remaining principal amount outstanding will mature on June 15, 2000.

     In the event the Company has Excess Cash Flow (as defined) in excess of $5,000 in any fiscal year, beginning with fiscal 1995, Envirodyne will be required to make an offer to purchase Senior Secured Notes together with any borrowed money obligations outstanding under the Revolving Credit Facility, on a pro rata basis, in an amount equal to the Excess Cash Flow at a purchase price of 100% plus any accrued interest to the date of purchase. There was no Excess Cash Flow for fiscal 1995.

     The Senior Secured Notes are redeemable, in whole or from time to time in part, at Envirodyne's option, at the greater of (i) the outstanding principal amount or (ii) the present value of the expected future cash flows from the Senior Secured Notes discounted at a rate equal to the Treasury Note yield corresponding closest to the remaining average life of the Senior Secured Notes at the time of prepayment plus 100 basis points; plus accrued interest thereon to the date of purchase.

     Upon the occurrence of a Change of Control (which includes the acquisition by any person of more than 50% of Envirodyne's Common Stock), each holder of the Senior Secured Notes has the right to require the Company to repurchase such holder's Senior Secured Notes at a price equal to the greater of (i) the outstanding principal amount or (ii) the present value of the expected cash flows from the Senior Secured Notes discounted at a rate equal to the Treasury Note yield corresponding closest to the remaining average life of the Senior Secured Notes at the time of prepayment plus 100 basis points; plus accrued interest thereon to the date of purchase.

     The Indenture contains covenants with respect to Envirodyne and its subsidiaries limiting (subject to a number of important qualifications), among other things, (i) the ability to pay dividends or redeem or repurchase common stock, (ii) the incurrence of indebtedness, (iii) the creation of liens, (iv) certain affiliate transactions and (v) the ability to consolidate with or merge into another entity and to dispose of assets.

     Borrowings under the Revolving Credit Facility bear interest at a rate per annum equal to the three month London Interbank Offered Rate (LIBOR) on the first day of each calendar quarter plus 300 basis points. The Revolving Credit Facility expires on June 20, 1998.

     Envirodyne has entered into interest rate agreements that cap $50 million of interest rate exposure at an average LIBOR rate of 6.50% until January 1997. These interest rate cap agreements were entered into under terms of the senior bank financing that was repaid on June 20, 1995. Interest expense includes $613 of amortization of the interest rate cap premium during fiscal 1995. Envirodyne has not received any payments under the interest rate protection agreements.

     The Letter of Credit Facility expires on June 20, 1998. Fees on the outstanding amount of letters of credit are 2.0% per annum, with an issuance fee of 0.5% on the face amount of the letter of credit. There is a commitment fee of 0.5% per annum on the unused portion of the Letter of Credit Facility.

     Had the refinancing taken place at the beginning of 1995, the pro forma Envirodyne consolidated statement of operations would have been:

       (IN THOUSANDS, EXCEPT FOR NUMBER OF SHARES AND PER SHARE AMOUNTS)

                                                                             PRO FORMA
                                                                          DECEMBER 30, 1994
                                                                                 TO
                                                                          DECEMBER 28, 1995
                                                                          -----------------
Net sales ...........................................................         $  650,212
  Cost of sales .....................................................            485,048
  Selling, general and administrative................................            111,230
  Amortization of intangibles and
    excess reorganization cost ......................................             15,799
                                                                              ----------
Operating income.....................................................             38,135
  Interest income....................................................                670
  Interest expense...................................................             60,213
  Other expense (income), net........................................              1,710
                                                                              ----------
(Loss) before income taxes ..........................................            (23,118)
Income tax (benefit) ................................................             (4,040)
                                                                              ----------
Net (loss) ..........................................................         $  (19,078)
                                                                              ==========
Weighted average common shares.......................................         13,516,771
Net (loss) per share.................................................         $    (1.41)
                                                                              ==========

     The pro forma information reflects the change in interest expense and related tax effect due to the issuance of $160 million principal amount of Senior Secured Notes and the refinancing of the Company's bank debt.

     The $219,262 principal amount of 10 1/4% Notes were issued pursuant to an Indenture dated as of December 31, 1993 (10 1/4% Note Indenture) between Envirodyne and Bankers Trust Company, as Trustee. The 10 1/4% Notes are the unsecured senior obligations of Envirodyne, bear interest at the rate of 10 1/4% per annum, payable on each June 1 and December 1, and mature on December 1, 2001. The 10 1/4% Notes are redeemable, in whole or from time to time in part, at the option of Envirodyne, at the percentages of principal amount specified below plus accrued and unpaid interest to the redemption date, if the 10 1/4% Notes are redeemed during the twelve-month period commencing on January 1 of the following years:

         YEAR                                                   PERCENTAGE
         ----                                                   ----------
         1996  . . . . . . . . . . . . . . . . . . . . . . . .      104%
         1997  . . . . . . . . . . . . . . . . . . . . . . . .      103%
         1998  . . . . . . . . . . . . . . . . . . . . . . . .      102%
         1999  . . . . . . . . . . . . . . . . . . . . . . . .      101%
         2000 and thereafter . . . . . . . . . . . . . . . . .      100%

     The 10 1/4% Note Indenture contains covenants with respect to Envirodyne and its subsidiaries limiting (subject to a number of important qualifications), among other things, (i) the ability to pay dividends on or redeem or repurchase capital stock, (ii) the incurrence of indebtedness, (iii) certain affiliate transactions and (iv) the ability of the Company to consolidate with or merge with or into another entity or to dispose of substantially all its assets.

     Outstanding short-term and long-term debt consisted of:

                                                                         DECEMBER 28,        DECEMBER 29,
                                                                             1995                1994
                                                                         ------------        ------------
Short-term debt, current maturity of long-term debt and capital lease obligations:
  Current maturity of Bank Term Loan ................................                         $   11,100
  Current maturity of Viskase Capital Lease Obligation ..............     $   6,012                5,450
  Current maturity of Viskase Limited Term Loan (4.7%) ..............         2,033                1,882
  Other..............................................................         4,459                7,366
                                                                          ---------           ----------
             Total short-term debt ..................................     $  12,504           $   25,798
                                                                          =========           ==========

Long-term debt:
  Bank Credit Agreement:
    Term Loan due 1999 ..............................................                         $   80,575
    Revolving Loan due 1999..........................................                             32,524
  12% Senior Secured Notes due 2000..................................     $ 160,000
  10.25% Senior Notes due 2001.......................................       219,262              219,262
  Viskase Capital Lease Obligation...................................       141,182              147,194
  Viskase Limited Term Loan (4.7%) ..................................         7,115                8,466
  Other..............................................................         2,622                1,337
                                                                          ---------           ----------
             Total long-term debt....................................     $ 530,181           $  489,358
                                                                          =========           ==========


      The fair value of the Company's debt obligation (excluding capital lease obligations) is estimated based upon the quoted market prices for the same or similar issues or on the current rates offered to the Company for the debt of the same remaining maturities. At December 28, 1995, the carrying amount and estimated fair value of debt obligations (excluding capital lease obligations) were $393,432 and $318,053, respectively.

      The average interest rate on short-term borrowing during 1995 was 10.1%.

      On December 28, 1990, Viskase and GECC entered into a sale and leaseback transaction. The sale and leaseback of assets included the production and finishing equipment at Viskase's four domestic casing production and finishing facilities. The facilities are located in Chicago, Illinois; Loudon, Tennessee; Osceola, Arkansas and Kentland, Indiana. Viskase, as the Lessee under the relevant agreements, will continue to operate all of the facilities. Sales proceeds on the sale-leaseback transaction were $171.5 million; proceeds were used to repay approximately $154 million of bank debt and a $15 million convertible note outstanding at the time. The lease has been accounted for as a capital lease.

      The principal terms of the sale and leaseback transaction include: (a) a 15 year basic lease term (plus selected renewals at Viskase's option); (b) annual rent payments in advance beginning in February 1991; and (c) a fixed price purchase option at the end of the basic 15 year term and fair market purchase options at the end of the basic term and each renewal term. Further, the Lease Documents contain covenants requiring maintenance by the Company of certain financial ratios and restricting the Company's ability to pay dividends, make payments to affiliates, make investments and incur indebtedness.

      Annual rental payments under the Lease will be approximately $19.2 million through 1997, $21.4 million in 1998 and $23.5 million through the end of the basic 15-year term. Viskase is required to provide credit support consisting of a standby letter of credit in an amount up to one year's rent through at least 1997. This credit support can be reduced up to $4 million currently if the Company achieves and maintains certain financial ratios. As of December 28, 1995, the Company had met the required financial ratios and the letter of credit has been reduced by $4 million. The letter can be further reduced in 1997 or eliminated after 1998 if the Company achieves and maintains certain financial ratios. Envirodyne and its other principal subsidiaries guaranteed the obligations of Viskase under the Lease.

      The 1996 GECC lease payment of $19,227 was paid on February 28, 1996. Principal payments under the capital lease obligations for the years ended 1996 through 2000 range from approximately $6 million to $14 million.

      The following is a schedule of minimum future lease payments under the capital lease obligations together with the present value of the net minimum lease payments as of December 28, 1995:

         YEAR ENDING DECEMBER
         --------------------
         1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 19,714
         1997 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         19,658
         1998 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         21,636
         1999 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         23,766
         2000 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         23,766
         Thereafter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        118,028
                                                                                        --------
         Net minimum lease payments . . . . . . . . . . . . . . . . . . . . . . .        226,568
         Less: Amount representing interest . . . . . . . . . . . . . . . . . . .        (77,315)
                                                                                        --------
                                                                                        $149,253
                                                                                        ========

      Aggregate maturities of remaining long-term debt for each of the next five fiscal years are:

                                                                                          TOTAL
                                                                                         -------
         1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 9,019
         1997 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9,418
         1998 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         12,313
         1999 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         95,477
         2000 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         95,669

10.   OPERATING LEASES (DOLLARS IN THOUSANDS)

      The Company has operating lease agreements for machinery, equipment and facilities. The majority of the facilities leases require the Company to pay maintenance, insurance and real estate taxes.

      Future minimum lease payments for operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 28, 1995, are:

         1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $3,033
         1997 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,291
         1998 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,708
         1999 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            588
         2000 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            375
         Total thereafter . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                                          ------
         Total minimum lease payments . . . . . . . . . . . . . . . . . . . . . .         $7,995
                                                                                          ======

      Total rent expense during 1995, 1994 and 1993 amounted to $6,749, $5,982 and $5,401, respectively.

11.  RETIREMENT PLANS

     The Company and its subsidiaries have defined contribution and defined benefit plans varying by country and subsidiary.

     At December 28, 1995, the North American operations of Viskase maintained several non-contributory defined benefit retirement plans. The Viskase plans cover substantially all salaried and full-time hourly employees, and benefits are based on final average compensation and years of credited service. The Company's policy is to fund the minimum actuarially computed annual contribution required under the Employee Retirement Income Security Act of 1974 (ERISA).

     As of the Viskase acquisition date, the former owner assumed the liability for the accumulated benefit obligation under its plans. The effect of expected future compensation increases on benefits accrued is recorded as a liability on the Company's consolidated balance sheet.


PENSIONS -- NORTH AMERICA (DOLLARS IN THOUSANDS):

     Net pension cost for the Viskase North American plans consisted of:


                                                       DECEMBER 30,        JANUARY 1,        JANUARY 1,
                                                         1994 TO              TO                TO
                                                       DECEMBER 28,       DECEMBER 29,      DECEMBER 31,
                                                           1995               1994              1993
                                                       ------------       ------------      ------------
Service cost -- benefits earned during the year.....    $   3,238           $ 3,662           $ 3,186
Interest cost on projected benefit obligation.......        4,794             4,249             4,000
Actual (gain) loss on plan assets...................       (7,012)              874            (2,306)
Net amortization and deferral.......................        4,086            (3,696)              (74)
                                                        ---------           -------           -------
Net pension cost ...................................    $   5,106           $ 5,089           $ 4,806
                                                        =========           =======           =======

     The amounts included in the consolidated balance sheet for the North American plans of Viskase were:

                                                                        DECEMBER 28,       DECEMBER 29,
                                                                           1995                1994
                                                                       ------------        ------------
Actuarial present value of benefit obligation:
  Vested benefits .................................................    $   45,208           $  39,165
  Nonvested benefits ..............................................         4,435               4,316
                                                                       ----------           ---------
Accumulated benefit obligation.....................................        49,643              43,481
Effect of projected future compensation increases..................        16,566              16,651
                                                                       ----------           ---------
Projected benefit obligation.......................................        66,209              60,132
Plan assets at fair value, primarily listed stocks and investment
  grade corporate bonds ...........................................        43,190              33,678
                                                                       ----------           ---------
Amount underfunded ................................................        23,019              26,454
Unrecognized gain (loss)...........................................         7,578               3,778
Unrecognized prior service costs...................................            63                  71
                                                                       ----------           ---------
Accrued liability included in consolidated balance sheet...........    $   30,660           $  30,303
                                                                       ==========           =========
Assumed discount rate..............................................           7.5%                8.0%
Assumed long-term compensation factor..............................           4.5%                5.0%
Assumed long-term return on plan assets............................           8.5%                8.5%

SAVINGS PLANS (DOLLARS IN THOUSANDS):

     The Company also has defined contribution savings and similar plans, which vary by subsidiary, and, accordingly, are available to substantially all full-time U.S. employees not covered by collective bargaining agreements. The Company's aggregate contributions to these plans are based on eligible employee contributions and certain other factors. The Company expense for these plans was $2,134, $2,109 and $2,026 in 1995, 1994, and 1993, respectively.

INTERNATIONAL PLANS (DOLLARS IN THOUSANDS):

     The Company maintains various pension and statutory separation pay plans for its European employees. The expense for these plans in 1995, 1994 and 1993 was $1,383, $1,043 and $864, respectively. As of their most recent valuation dates, in plans where vested benefits exceeded plan assets, the actuarially computed value of vested benefits exceeded those plans' assets by approximately $2,856; conversely, plan assets exceeded the vested benefits in certain other plans by approximately $2,346.

OTHER POSTRETIREMENT BENEFITS (DOLLARS IN THOUSANDS):

     The Company provides postretirement health care and life insurance benefits to Viskase's North American employees. The Company does not fund postretirement health care and life benefits in advance, and has the right to modify these plans in the future.

     Effective January 1, 1993, the company adopted the provisions of SFAS No. 106 "Employers' Accounting for Postretirement Benefits Other Than Pensions." SFAS No. 106 requires that the expected cost of these benefits must be charged to expense during the years that the employee renders service. In connection with the 1989 acquisition of the Company, an accrual of $15,000 had been recorded for the estimated postretirement benefits liability at the acquisition date. On January 1, 1993, an additional liability and transition obligation was recorded on a prospective basis for $6,500. The transaction obligation was to be amortized over 20 years. Subsequently, Fresh Start Reporting resulted in the write-off of the transition obligation and statement of the liability for postretirement health care and life insurance benefits at fair value. Net periodic postretirement benefit cost for 1995 and 1994 includes the following components:

                                                            MEDICAL             LIFE                TOTAL
                                                       ----------------   -----------------   ------------------
                                                         1995    1994      1995      1994      1995       1994
                                                       -------  -------   -------   -------   -------    -------
Components of net periodic postretirement
  benefit cost:
Service cost -- benefits earned during
    the current year..............................     $   413  $   511   $  162    $  176   $   575    $   687
  Interest cost -- on accumulated post-
    retirement benefit obligation.................       1,182    1,208      472       442     1,654      1,650
  Amortization of unrecognized transition
    benefit ......................................         (73)              (17)                (90)
                                                       -------  -------   ------    ------   -------    -------
  Net periodic benefit cost ......................     $ 1,522  $ 1,719   $  617    $  618   $ 2,139    $ 2,337
                                                       =======  =======   ======    ======   =======    =======
Actuarial present value of benefit obligations:
  Retirees .......................................     $ 6,937  $ 6,836   $2,745    $2,184   $ 9,682    $ 9,020
  Fully eligible active participants .............       2,309    2,238    2,409     2,435     4,718      4,673
  Other active participants ......................       7,411    7,660    1,624     1,612     9,035      9,272
                                                       -------  -------   ------    ------   -------    -------
         Total ...................................      16,657   16,734    6,778     6,231    23,435     22,965
  Unrecognized gains..............................       1,616      979      622       581     2,238      1,560
  Unrecognized prior service costs ...............        (109)                                 (109)
                                                       -------  -------   ------    ------   -------    -------
Accumulated postretirement benefit obligation ....     $18,164  $17,713   $7,400    $6,812   $25,564    $24,525
                                                       =======  =======   ======    ======   =======    =======
Assumed discount rate.............................                 7.50%
Assumed medical trend rate .......................                11.00% in 1995 decreasing to 6.50% in 2004
Assumed long-term compensation factor.............                 4.50%

      The postretirement benefit obligation was determined by application of the terms of the various plans, together with relevant actuarial assumptions. The effect of a 1% annual increase in these assumed cost trend rates would increase the accumulated postretirement benefit obligation at December 28, 1995 and December 29, 1994 by $178 and $198, respectively, and the service and interest cost components for 1995 and 1994 by a total of $16 and $22, respectively.


EMPLOYEE RELATIONS

      The Company generally maintains productive and amicable relationships with its 4,900 employees worldwide. One of Viskase's domestic plants, located in Loudon, Tennessee, is unionized, and all of its Canadian and European plants have unions. Employees at the Company's European plants are unionized with negotiations occurring at both local and national levels. Contracts have recently been reached with certain of the European unions. Based on past experience and current conditions, the Company does not expect a protracted work stoppage to occur; however, national events outside of the Company's control may give rise to such risk. From time to time union organization efforts have occurred at other individual plant locations.

      Unions represent a total of approximately 1,500 of Viskase's 4,000 employees. None of Clear Shield's approximate 514 employees are represented by unions. Certain of the hourly production personnel at Sandusky's Ohio thermoforming facility are members of a union. As of December 28, 1995, approximately 1,675 of the Company's employees are covered by collective bargaining agreements that will expire within one year.

12.   INCOME TAXES (DOLLARS IN THOUSANDS)

      The provision (benefit) for income taxes consisted of:

                                                        DECEMBER 30,      JANUARY 1,      JANUARY 1,
                                                          1994 TO             TO               TO
                                                        DECEMBER 28,     DECEMBER 29,    DECEMBER 31,
                                                            1995             1994            1993
                                                        ------------     ------------    ------------
Current:
  Federal . . . . . . . . . . . . . . . . . . . . . .                      $     200
  Foreign . . . . . . . . . . . . . . . . . . . . . .      $   950             4,652        $  2,453
  State and local . . . . . . . . . . . . . . . . . .
                                                           -------         ---------        --------
                                                           $   950             4,852           2,453
                                                           -------         ---------        --------
Deferred:
  Federal . . . . . . . . . . . . . . . . . . . . . .       (7,219)             (194)         17,188
  Foreign . . . . . . . . . . . . . . . . . . . . . .        2,098               128          (1,434)
  State and local . . . . . . . . . . . . . . . . . .       (1,329)               14           2,093
                                                           -------         ---------        --------
                                                            (6,450)              (52)         17,847
                                                           -------         ---------        --------
                                                           $(5,500)        $   4,800        $ 20,300
                                                           =======         =========        ========

      The income tax benefit for the 1995 period was allocated between loss before extraordinary loss for $2,918 and to the extraordinary loss for $2,582.

      The income tax expense for the 1993 period was allocated between loss before extraordinary gain for $12,000 and to the extraordinary gain for $8,300.

      A reconciliation from the statutory federal tax rate to the consolidated effective tax rate follows:


                                                                    DECEMBER 30,        JANUARY 1,      JANUARY 1,
                                                                      1994 TO               TO              TO
                                                                    DECEMBER 28,       DECEMBER 29,    DECEMBER 31,
                                                                        1995               1994            1993
                                                                    ------------       ------------    ------------
Statutory federal tax rate  . . . . . . . . . . . . . . . . . .        (35.0)%            35.0%           35.0%
Increase (decrease) in tax rate due to:
  State and local taxes net of related federal tax benefit  . .         (3.2)               .8             1.3
  Net effect of taxes relating to foreign operations                      .8             140.3             1.5
  Intangibles amortization  . . . . . . . . . . . . . . . . . .          9.4             214.1             2.3
  Non-taxable debt discharge income, fresh start accounting
    and other bankruptcy related expenses . . . . . . . . . . .                                          (22.9)
  Other . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7.6              13.8             2.0
                                                                       -----             -----           -----
Consolidated effective tax rate . . . . . . . . . . . . . . . .        (20.4)%           404.0%           19.2%
                                                                       =====             =====           ======


      Temporary differences and carryforwards which give rise to a significant portion of deferred tax assets and liabilities for 1995 are as follows:

                                                   TEMPORARY DIFFERENCE               TAX EFFECTED
                                              ---------------------------    ----------------------------
                                               DEFERRED TAX    DEFERRED TAX    DEFERRED TAX  DEFERRED TAX
                                                  ASSETS       LIABILITIES        ASSETS      LIABILITIES
                                              -------------    -----------      ---------     -----------
Depreciation basis differences . . . . . .                       $296,263                      $113,094
Inventory basis differences  . . . . . . .                         28,097                        10,976
Intangible basis differences . . . . . . .                         37,603                        14,665
Lease transaction. . . . . . . . . . . . .      $147,194                         $57,406
Pension and healthcare . . . . . . . . . .        56,545                          22,067
Employee benefits accruals . . . . . . . .        13,544                           5,282
Valuation allowances . . . . . . . . . . .         3,209                           1,252
Other accruals and reserves. . . . . . . .         6,673                           2,602
Foreign exchange and other . . . . . . . .           648           70,720            216         27,580
                                                --------         --------        -------       --------
                                                $227,813         $432,683        $88,825       $166,315
                                                ========         ========        =======       ========

      At December 28, 1995, the Company had $11,136 of undistributed earnings of foreign subsidiaries considered permanently invested for which deferred taxes have not been provided.

      At December 28, 1995, the Company had federal income tax net operating loss carryforwards of approximately $28 million. Such losses will expire in the year 2009, if not previously utilized. In addition the Company has alternative minimum tax credit carryforwards of $3.5 million. Alternative minimum tax credits have an indefinite carryforward period. Significant limitations on the utilization of the net operating loss carryforwards and the alternative minimum tax credit carryforwards exist under federal income tax rules.

      Domestic earnings or (losses) after extraordinary gain or loss and before income taxes were approximately $(30,138), $(7,705) and $107,622 in 1995, 1994 and 1993, respectively. Foreign earnings or (losses) before income taxes were approximately $3,118, $8,893 and $(1,733) in 1995, 1994 and 1993, respectively.

      The Company joins in filing a U.S. consolidated federal income tax return including all of its domestic subsidiaries.

13.   COMMITMENTS

      As of December 28, 1995, the Company had capital expediture commitments outstanding of approximately $3.7 million.


14.   CONTINGENCIES (DOLLARS IN THOUSANDS)

      A class action lawsuit by former employees of subsidiary corporations comprising most of the Company's former steel and mining division (SMD) was pending as of the commencement of the bankruptcy case in which the plaintiffs were seeking substantial damages. In March 1996, Envirodyne completed a settlement of the lawsuit under which Envirodyne was released and discharged from all claims in exchange for 900,000 shares of Envirodyne common stock without any admission or finding of liability or wrongdoing.

      Litigation has been initiated with respect to events arising out of the bankruptcy cases and the 1989 acquisition of Envirodyne by Emerald with respect to which, although Envirodyne is not presently a party to such litigation, certain defendants have asserted indemnity rights against Envirodyne. In ARTRA Group Incorporated v. Salomon Brothers Holding Company Inc, Salomon Brothers Inc, D.P. Kelly & Associates, L.P., Donald P. Kelly, Charles K. Bobrinskoy, James L. Massey, William Rifkind and Michael Zimmerman, Case No. 93 A 1616, United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (Bankruptcy Court), ARTRA Group Incorporated (ARTRA) alleges breach of fiduciary duty and tortious inference in connection with the negotiation and consummation of the Plan of Reorganization. In ARTRA Group Incorporated v. Salomon Brothers Holding Company Inc, Salomon Brothers Inc, D.P. Kelly & Associates, L.P., Donald P. Kelly, Charles K. Bobrinskoy and Michael Zimmerman, Case No. 93 L 2198, Circuit Court of the Eighteenth Judicial Circuit, County of DuPage, State of Illinois, ARTRA alleges breach of fiduciary duty, fraudulent and negligent misrepresentation and breach of contract in connection with the 1989 acquisition of Envirodyne by Emerald. The plaintiff seeks damages in the total amount of $136.2 million plus interest and punitive damages of $408.6 million. D.P. Kelly & Associates, L.P. and Messrs. Kelly, Bobrinskoy, Massey, Rifkind and Zimmerman have asserted common law and contractual rights of indemnity against Envirodyne for attorneys' fees, costs and any ultimate liability relating to the claims set forth in the complaints. Upon the undertaking of D.P. Kelly & Associates, L.P. to repay such funds in the event it is ultimately determined that there is no right to indemnity, Envirodyne is advancing funds to D.P. Kelly & Associates, L.P. and Mr. Kelly for the payment of legal fees in the case pending before the Bankruptcy Court. Although the Company is not a party to either case, the Company believes that the plaintiff's claims raise similar factual issues to those raised in the bankruptcy cases which, if adjudicated in a manner similar to that in the bankruptcy cases, would render it difficult for the plaintiff to establish liability. Accordingly, the Company believes that the indemnification claims would not have a material adverse effect upon the business or financial position of the Company, even if the claimants were ultimately successful in establishing their right to indemnification.

      Certain of Envirodyne's stockholders prior to the acquisition of Envirodyne by Emerald failed to exchange their certificates representing old Envirodyne common stock for the $40 per share cash merger consideration specified by the applicable acquisition agreement. In the Envirodyne bankruptcy case, Envirodyne sought to equitably subordinate the claims of the holders of untendered shares, so that such holders would not receive a distribution under the Plan of Reorganization. The Bankruptcy Court granted Envirodyne's motion for summary judgment and equitably subordinated the claims of the holders of untendered shares to the claims of other general unsecured creditors. Certain of the affected holders appealed and both the U.S. District Court and the U.S. Seventh Circuit Court of Appeals affirmed the Bankruptcy Court decision. The time period for further appeal has not passed. Envirodyne believes that, even in the event of further appeal, if any, and reversal of the prior decisions, the maximum number of shares of common stock that it would be required to issue to such claimants is approximately 106,000.

      Clear Shield National, Inc. and some of its employees have received subpoenas from the Antitrust Division of the United States Department of Justice relating to a grand jury investigation of the disposable plastic cutlery industry. The U.S. Department of Justice has advised a former officer and an existing employee that they are targets of the investigation. Both individuals were invited to appear and testify before the grand jury but both declined. Clear Shield National is cooperating fully with the investigation.

      In February 1996 Clear Shield National and three other plastic cutlery manufacturers were named as defendants in the following three civil complaints:
Eisenberg Brothers, Inc., on behalf of itself and all others similarly situated, v. Amcel Corp., Clear Shield National, Inc., Dispoz-O Plastics Corp. and Benchmark Holdings, Inc. t/a Winkler Products, Civil Action No. 96-728, United States District Court for the Eastern District of Pennsylvania; St. Cloud Restaurant Supply Company v. Amcel Corp., Clear Shield National, Inc., Dispoz-O Plastics Corp. and Benchmark Holdings, Inc. t/a Winkler Products, Case No. 96C 0777, United States District Court for the Northern District of Illinois, Eastern Division; and Servall Products, Inc., on behalf of itself and all others similarly situated, v. Amcel Corporation, Clear Shield National, Inc., Dispoz-O Plastics Corporation and Benchmark Holdings, Inc. t/a Winkler Products, Civil Action No. 96-1116, United States District Court for the Eastern District of Pennsylvania. Each of the complaints alleges, among other things, that from October 1990 through April 1992 the defendants unlawfully conspired to fix the prices at which plastic cutlery would be sold. The Company has informed the plaintiffs that such claims as they relate to Clear Shield were discharged by the order of the Bankruptcy Court and Plan of Reorganization and that the plaintiffs are permanently enjoined from pursuing legal action to collect discharged claims.

      On February 27, 1996, the plaintiff in the St. Cloud case voluntarily dismissed the action without prejudice and refiled its action in the U.S. District Court for the Eastern District of Pennsylvania but did not name Clear Shield National as a defendant. On March 14, 1996, Eisenberg Brothers Inc. filed a motion in Clear Shield National's Bankruptcy proceeding in the U.S. Bankruptcy Court for the Northern District of Illinois, Eastern Division. Eisenberg Brothers Inc.'s motion contends that the Bankruptcy Court's order did not discharge the plaintiff's claim.

      The Company and its subsidiaries are involved in various legal proceedings arising out of its business and other environmental matters, none of which is expected to have a material adverse effect upon its results of operations, cash flows or financial position.

15.   CAPITAL STOCK, PAID IN CAPITAL, AND WARRANTS

      Authorized shares of preferred stock ($.01 par value per share) and common stock ($.01 par value per share) for the reorganized Envirodyne are 25,000,000 shares and 50,000,000 shares, respectively. 13,579,460 shares of common stock were issued and outstanding as of December 28, 1995. In accordance with the Plan of Reorganization, an additional 64,460 shares of common stock and 15,000 shares of common stock were issued to the general unsecured creditors of Envirodyne during 1995 and 1994, respectively. (Refer to Note 1.)

      Prior to the December 31, 1993 reorganization, the authorized shares of preferred stock and common stock were 1,000 shares and 320 shares, respectively.

      Envirodyne issued 1,500,000 warrants pursuant to the Plan of Reorganization, exercisable at any time until December 31, 1998. Each warrant was initially exercisable for one share of common stock at an initial exercise price of $17.25 per share. The exercise price and the number of shares of common stock for which a warrant is exercisable were adjusted as a result of the issuance of certain shares of Envirodyne after the consummation of the Plan of Reorganization, including the issuance of shares in settlement of the SMD lawsuit discussed in Note 14. Under terms of the warrant agreement, the exercise price has been adjusted from $17.25 to $16.08 per share and the number of common shares for which each warrant is exercisable has been adjusted from 1.000 share to 1.073 shares.

16.   STOCK OPTIONS

      At December 28, 1995, the Company had outstanding options under the 1993 Stock Option Plan. Options were issued to certain employees to purchase shares at not less than the fair market value of the shares on the grant date. The plan options generally vest in three equal annual amounts beginning one year from the grant date and expire ten years from the grant date, subject to the acceleration of exercisability upon the occurrence of certain events. Such an acceleration event occurred in both November 1994 and August 1995.

      During 1995, each non-employee director of the Company received options to purchase 2,000 shares of stock at not less than the fair market value of the shares on the date of grant. The non-employee director options are fully exercisable upon issuance. Pursuant to the 1993 Stock Option Plan, on the date of each subsequent annual meeting of stockholders, non-employee directors will automatically be granted non-qualified options to purchase 1,000 shares of Common Stock at an option exercise price equal to the fair market value of a share of Common Stock on the date of grant.

      Stock option activity for the years ended December 28, 1995 and December 29, 1994 were:

                                                                          NUMBER OF
                                                                            OPTION      OPTION PRICE
                                                                            SHARES       PER SHARE
                                                                          ----------   -------------
Outstanding, December 31, 1993
  Granted . . . . . . . . . . . . . . . . . . . . . . . . . . . .          402,020         $5.06
  Exercised . . . . . . . . . . . . . . . . . . . . . . . . . . .
  Terminated  . . . . . . . . . . . . . . . . . . . . . . . . . .          (13,100)         5.06
                                                                         ---------
Outstanding, December 29, 1994  . . . . . . . . . . . . . . . . .          388,920          5.06
  Granted . . . . . . . . . . . . . . . . . . . . . . . . . . . .           97,200          5.06
  Exercised . . . . . . . . . . . . . . . . . . . . . . . . . . .
  Terminated  . . . . . . . . . . . . . . . . . . . . . . . . . .          (61,890)         5.06
                                                                        ----------
Outstanding, December 28, 1995  . . . . . . . . . . . . . . . . .          424,230          5.06
                                                                        ==========


17.   FAIR VALUE OF FINANCIAL INSTRUMENTS (DOLLARS IN THOUSANDS)

      The following table presents the carrying value and estimated fair value as of December 28, 1995 of the Company's financial instruments. (Refer to Notes 3 and 9.)

                                                                          CARRYING      ESTIMATED
                                                                            VALUE       FAIR VALUE
                                                                          --------     ------------
Assets:
  Cash and equivalents  . . . . . . . . . . . . . . . . . . . . .         $ 30,325      $ 30,325
  Foreign currency contracts  . . . . . . . . . . . . . . . . . .            3,397         3,377
  Interest rate agreements  . . . . . . . . . . . . . . . . . . .              561             3

Liabilities:
  Long-term debt (excluding capital leases) . . . . . . . . . . .          393,432       318,053


18.   PATENT LITIGATION SETTLEMENT (DOLLARS IN THOUSANDS)

      In 1989 certain competitors of Viskase filed a declaratory action challenging the validity and enforceability of a Viskase patent relating to casings used in the manufacture of food products. In May 1994, the trial court upheld the validity and enforceability of the Viskase patent and found infringement of the patent. Before the trial on damages was conducted, Viskase entered into agreements to settle the claims and grant licenses to the competitors. Under the terms of these agreements Viskase received $9,457 for past infringement and advance royalties and established royalty rates for future patent use.

19.   RESEARCH AND DEVELOPMENT COSTS (DOLLARS IN THOUSANDS)

      Research and development costs are expensed as incurred and totaled $11,034, $16,852 and $15,216, for 1995, 1994, and 1993, respectively.


20.   RELATED PARTY TRANSACTIONS (DOLLARS IN THOUSANDS)

      During fiscal 1995, 1994 and 1993, the Company paid DPK $770 for management services. In fiscal 1995, 1994 and 1993, the Company made payments of approximately $156, $560 and $354, respectively, to an affiliate of DPK for the use of a jet aircraft on an as-needed basis.

      During fiscal 1995, 1994, and 1993, the Company purchased product and services from affiliates of DPK in the amounts of approximately $1,537, $1,367 and $941, respectively. During fiscal 1995, 1994, and 1993, the Company sublet office space from DPK for which it paid approximately $151, $151 and $150, respectively, in rent. During fiscal 1995, the Company reimbursed a non-affiliated medical plan in the aggregate amount of $79,344 for medical claims of Messrs. Kelly, Gustafson and Corcoran.

      During fiscal 1995 and 1994, the Company advanced funds to and made payments on behalf of DPK and Donald P. Kelly in the amounts of approximately $52 and $118, respectively, for legal fees related to the litigation involving ARTRA Group Incorporated (refer to Note 14).


21. BUSINESS SEGMENT INFORMATION AND GEOGRAPHIC AREA INFORMATION (DOLLARS IN THOUSANDS)

      Envirodyne primarily manufactures and sells polymeric food casings and plastic packaging films and containers (food packaging products) and disposable foodservice supplies. The Company's operations are primarily in North/South America and Europe. Intercompany sales and charges (including royalties) have been reflected as appropriate in the following information. Other income for 1995, 1994, and 1993 includes net foreign exchange transaction gains (losses) of approximately $(61), $2,707, and $(4,631), respectively.

BUSINESS SEGMENT INFORMATION

                                                      DECEMBER 30,    JANUARY 1,    JANUARY 1,
                                                        1994 TO           TO            TO
                                                      DECEMBER 28,   DECEMBER 29,  DECEMBER 31,
                                                         1995           1994           1993
                                                      -----------    ----------    -----------
Net sales:
  Food packaging products . . . . . . . . . . . . .    $   574,266   $   530,179   $   522,363
  Disposable foodservice supplies . . . . . . . . .         76,138        68,996        66,383
  Other and eliminations  . . . . . . . . . . . . .           (192)         (146)       (1,361)
                                                       -----------   -----------   -----------
                                                       $   650,212   $   599,029   $   587,385
                                                       ===========   ===========   ===========
Earnings before income taxes:
Operating income:
  Food packaging products . . . . . . . . . . . . .    $    39,183   $    48,145   $    53,432
  Disposable foodservice supplies . . . . . . . . .          4,959         6,514         5,223
  Unallocated expenses, net -- primarily corporate          (6,007)       (5,982)       (5,023)
                                                       -----------   -----------   -----------
                                                            38,135        48,677        53,632

Interest expense, net . . . . . . . . . . . . . . .         56,666        49,207        30,259
Other expense (income), net . . . . . . . . . . . .          1,710        (1,668)        5,540
Minority interest in loss of subsidiary . . . . . .                           50           717
                                                       -----------      --------   -----------
                                                       $   (20,241)     $  1,188   $    18,550
                                                       ===========      ========   ===========
Identifiable assets:
  Food packaging products . . . . . . . . . . . . .    $   796,655   $   814,731   $   790,125
  Disposable foodservice supplies . . . . . . . . .         69,812        71,530        64,879
  Corporate and other, primarily cash equivalents .         33,100        10,375        12,676
                                                       -----------   -----------   -----------
                                                       $   899,567   $   896,636   $   867,680
                                                       ===========   ===========   ===========
Depreciation and amortization under capital lease and
  amortization of intangibles expense:
  Food packaging products . . . . . . . . . . . . .    $    51,404   $    47,207   $    46,715
  Disposable foodservice supplies . . . . . . . . .          4,581         4,125         5,624
  Corporate and other . . . . . . . . . . . . . . .             76            55            59
                                                       -----------   -----------   -----------
                                                       $    56,061   $    51,387   $    52,398
                                                       ===========   ===========   ===========
Capital expenditures:
  Food packaging products . . . . . . . . . . . . .    $    30,744   $    28,534   $    37,673
  Disposable foodservice supplies . . . . . . . . .          3,687         4,012         3,100
  Corporate and other . . . . . . . . . . . . . . .             34            20           114
                                                       -----------   -----------   -----------
                                                       $    34,465   $    32,566   $    40,887
                                                       ===========   ===========   ===========

GEOGRAPHIC AREA INFORMATION

                                                       DECEMBER 30,    JANUARY 1,    JANUARY 1,
                                                         1994 TO          TO            TO
                                                       DECEMBER 28,   DECEMBER 29,  DECEMBER 31,
                                                          1995           1994          1993
                                                      ------------   ------------  ------------
Net sales:
  North/South American operations . . . . . . . . .    $   440,539   $   423,049   $   426,644
  European operations . . . . . . . . . . . . . . .        213,618       184,395       164,717
  Other and eliminations  . . . . . . . . . . . . .         (3,945)       (8,415)       (3,976)
                                                       -----------   -----------   -----------
                                                       $   650,212   $   599,029   $   587,385
                                                       ===========   ===========   ===========
Operating profit:
  North/South American operations . . . . . . . . .    $    23,028   $    28,124   $    37,495
  European operations . . . . . . . . . . . . . . .         15,373        20,553        16,137
  Other and eliminations  . . . . . . . . . . . . .           (266)
                                                       -----------   -----------   -----------
                                                       $    38,135   $    48,677   $    53,632
                                                       ===========   ===========   ===========

Identifiable assets:
  North/South American operations . . . . . . . . .    $   677,377   $   667,358   $   669,240
  European operations . . . . . . . . . . . . . . .        219,802       229,278       198,440
  Other and eliminations  . . . . . . . . . . . . .          2,388
                                                       -----------   -----------   -----------
                                                       $   899,567   $   896,636   $   867,680
                                                       ===========   ===========   ===========

      The total assets and net assets of foreign businesses were approximately $282,383 and $107,023 at December 28, 1995.

22.   QUARTERLY DATA (UNAUDITED)

      Quarterly financial information for 1995 and 1994 is as follows (in thousands, except for per share amounts):

                                             FIRST         SECOND       THIRD        FOURTH
FISCAL 1995                                 QUARTER       QUARTER      QUARTER       QUARTER       ANNUAL
- -----------                                 -------       -------      -------       -------       ------
Net Sales . . . . . . . . . . . . . .      $155,824      $165,184     $166,688     $162,516      $650,212
Operating Income  . . . . . . . . . .         8,689        10,089        8,653       10,704        38,135
Net income (loss) . . . . . . . . . .        (3,895)       (7,513)      (4,475)      (5,636)      (21,519)
Net income (loss) per share . . . . .         (0.29)        (0.56)       (0.33)       (0.42)        (1.59)

      The second quarter net (loss) includes an extraordinary loss of $(4.2) million on debt extinguishment.

      Net income (loss) per share amounts are computed independently for each of the quarters presented using weighted average shares outstanding during each quarter. The sum of the quarterly per share amounts in 1995 do not equal the total for the year because of rounding and 1995 stock issuances, as shown on the Consolidated Statement of Stockholders' Equity.


                                             FIRST         SECOND       THIRD        FOURTH
FISCAL 1994                                 QUARTER       QUARTER      QUARTER       QUARTER       ANNUAL
- -----------                                 -------       -------      -------       -------       ------
Net Sales . . . . . . . . . . . . . .      $142,593      $150,788     $151,883     $153,765      $599,029
Operating Income  . . . . . . . . . .         9,710        18,739        9,755       10,473        48,677
Net income (loss) . . . . . . . . . .        (2,507)        3,448       (3,261)      (1,292)       (3,612)
Net income (loss) per share . . . . .         (0.19)         0.26        (0.24)       (0.10)        (0.27)

      The 1994 second quarter operating income benefitted from a $9.5 million settlement of a patent infringement suit.

      Net income (loss) per share amounts are computed independently for each of the quarters presented using weighted average shares outstanding during each quarter.


23.   SUBSEQUENT EVENTS (DOLLARS IN THOUSANDS)

      On February 23, 1996, the United States Bankruptcy Court for the Northern District of Illinois, Eastern District entered an order approving a settlement agreement resolving all claims of the former union employees of Wisconsin Steel Company which shut down in March 1980. Under terms of the approved settlement of Frank Lumpkin, et al. v. Envirodyne Industries, Inc. (Lumpkin) and without any admission or finding of liability or wrongdoing, Envirodyne was released and discharged from all claims in exchange for 900,000 shares of common stock. The distribution is in accordance with the terms of Envirodyne's Plan of Reorganization under which common stock was distributed to Envirodyne's general unsecured creditors in satisfaction of their allowed claims (Refer to Note 1).

      The Company issued additional shares of common stock for the Lumpkin settlement and to the holders of general unsecured claims of Envirodyne (as opposed to the subsidiaries of Envirodyne) under terms of the Plan of Reorganization. The total number of shares outstanding after issuance of common stock for the Lumpkin settlement and for additional distribution to holders of general unsecured claims of Envirodyne is 14,479,721.

      Under terms of the Plan of Reorganization, Envirodyne issued warrants to purchase 10% of the fully diluted common stock. The issuance of common stock pursuant to the Lumpkin settlement, together with other issuances of common stock since the consummation of the Plan of Reorganization, caused an adjustment to the exercise price of the warrants and the number of shares of common stock for which a warrant is exercisable. The exercise price was adjusted from $17.25 to $16.08 per share and the number of common shares for which each warrant is exercisable was adjusted from 1.000 share to 1.073 shares.

      On March 15, 1996 the United States Court of Appeals for the Seventh Circuit affirmed the decisions of the U.S. District Court and the Bankruptcy Court to equitably subordinate the claims of holders of untendered shares to claims of the other general unsecured creditors (refer to Note 14). The time period for further appeal has not passed. Envirodyne believes that even in the event of further appeal, if any, and reversal of the prior decisions, the maximum number of shares of common stock that it would be required to issue to such claimants is approximately 106,000.

24.   SUBSIDIARY GUARANTORS

      Envirodyne's payment obligations under the Senior Secured Notes are fully and unconditionally guaranteed on a joint and several basis (collectively, Subsidiary Guarantees) by Viskase Corporation, Viskase Holding Corporation, Viskase Sales Corporation, Clear Shield National, Inc., Sandusky Plastics, Inc. and Sandusky Plastics of Delaware, Inc., each a direct or indirect wholly-owned subsidiary of Envirodyne and each a "Guarantor." These subsidiaries represent substantially all of the operations of Envirodyne conducted in the United States. The remaining subsidiaries of Envirodyne generally are foreign subsidiaries or otherwise relate to foreign operations.

      The obligations of each Guarantor under its Subsidiary Guarantee are the senior obligation of such Guarantor, and are collateralized, subject to certain permitted liens, by substantially all of the domestic assets of the Guarantor and, in the case of Viskase Holding Corporation, by a pledge of 65% of the capital stock of Viskase S.A. The Subsidiary Guarantees and security are shared with the lenders under the Revolving Credit Agreement on a pari passu basis and are subject to the priority interest of the holders of obligations under the Letter of Credit Facility, each pursuant to an intercreditor agreement.

      The following consolidating condensed financial data illustrate the composition of the combined Guarantors. No single Guarantor has any significant legal restrictions on the ability of investors or creditors to obtain access to its assets in the event of default on the Subsidiary Guarantee other than its subordination to senior indebtedness described above. Separate financial statements of the Guarantors are not presented because management has determined that these would not be material to investors. Based on the book value and the market value of the pledged securities of Viskase Corporation, Viskase Sales Corporation, Clear Shield National, Inc., Sandusky

Plastics, Inc. and Sandusky Plastics of Delaware, Inc., these Subsidiary Guarantors do not constitute a substantial portion of the collateral and, therefore, the separate financial statements of these subsidiaries have not been provided. Separate audited financial statements of Viskase Holding Corporation are being filed within.

      Investments in subsidiaries are accounted for by the parent and Subsidiary Guarantors on the equity method for purposes of the supplemental consolidating presentation. Earnings of subsidiaries are therefore reflected in the parent's and Subsidiary Guarantors' investment accounts and earnings. The principal elimination entries eliminate investments in subsidiaries and intercompany balances and transactions.

                  ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES

                          CONSOLIDATING BALANCE SHEETS



                                                                                   DECEMBER 28, 1995
                                                       ---------------------------------------------------------------------------
                                                                     GUARANTOR      NONGUARANTOR                      CONSOLIDATED
                                                       PARENT       SUBSIDIARIES    SUBSIDIARIES   ELIMINATIONS(1)       TOTAL
                                                       ------       ------------    ------------   ---------------   -------------
                                                                                  (IN THOUSANDS)
ASSETS
  Current assets:
    Cash and equivalents  . . . . . . . . . . . . .    $    18,013   $       486    $    11,826                        $  30,325
    Receivables and advances, net . . . . . . . . .         52,462        70,458         57,082    $   (90,548)           89,454
    Inventories . . . . . . . . . . . . . . . . . .                       63,355         38,233         (2,114)           99,474
    Other current assets  . . . . . . . . . . . . .            176        12,364          9,106                           21,646
                                                       -----------   -----------    -----------    -----------         ---------
      Total current assets  . . . . . . . . . . . .         70,651       146,663        116,247        (92,662)          240,899
Property, plant and equipment including
  those under capital lease . . . . . . . . . . . .            261       394,813        150,417                          545,491
  Less accumulated depreciation
    and amortization  . . . . . . . . . . . . . . .            150        55,620         20,217                           75,987
                                                       -----------   -----------    -----------    -----------         ---------
  Property, plant and equipment, net  . . . . . . .            111       339,193        130,200                          469,504
Deferred financing costs  . . . . . . . . . . . . .          7,048                        1,042                            8,090
Other assets  . . . . . . . . . . . . . . . . . . .                       43,720          1,869                           45,589
Investment in subsidiaries  . . . . . . . . . . . .         77,766       133,634                      (211,400)
Excess reorganization value . . . . . . . . . . . .                       94,968         40,517                          135,485
                                                       -----------   -----------    -----------    -----------         ---------
                                                       $   155,576   $   758,178    $   289,875    $  (304,062)        $ 899,567
                                                       ===========   ===========    ===========    ===========         =========

LIABILITIES & STOCKHOLDERS' EQUITY
  Current liabilities:
    Short-term debt including current
      portion of long-term debt and
      obligation under capital lease  . . . . . . .                  $     6,407    $     6,097                        $  12,504
    Accounts payable and advances . . . . . . . . .    $        80        78,848         50,737    $   (90,548)           39,117
    Accrued liabilities . . . . . . . . . . . . . .          8,126        37,488         21,939                           67,553
                                                       -----------   -----------    -----------    -----------         ---------
      Total current liabilities . . . . . . . . . .          8,206       122,743         78,773        (90,548)          119,174
Long-term debt including obligation
  under capital lease . . . . . . . . . . . . . . .        379,262       143,198          7,721                          530,181
Accrued employee benefits . . . . . . . . . . . . .                       51,345          4,281                           55,626
Deferred and noncurrent income taxes  . . . . . . .         34,088        17,507         25,895                           77,490
Intercompany loans  . . . . . . . . . . . . . . . .       (383,076)      340,000         43,083             (7)
Commitments and contingencies
Stockholders' equity:
  Preferred stock, $.01 par value;
    none outstanding
  Common stock, $.01 par value;
    13,579,460 shares issued and
    outstanding . . . . . . . . . . . . . . . . . .            136             3         32,738        (32,741)              136
  Paid in capital . . . . . . . . . . . . . . . . .        134,864       103,955         87,871       (191,826)          134,864
  Accumulated earnings (deficit)  . . . . . . . . .        (25,131)      (27,752)         2,334         25,418           (25,131)
  Cumulative foreign currency
    translation adjustments . . . . . . . . . . . .          7,227         7,179          7,179        (14,358)            7,227
                                                       -----------   -----------    -----------    -----------         ---------
      Total stockholders' equity  . . . . . . . . .        117,096        83,385        130,122       (213,507)          117,096
                                                       -----------   -----------    -----------    -----------         ---------
                                                       $   155,576   $   758,178    $   289,875    $  (304,062)        $ 899,567
                                                       ===========   ===========    ===========    ===========         =========

- ---------------------
(1)  Elimination of intercompany receivables, payables and investment accounts.

                  ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES

                          CONSOLIDATING BALANCE SHEETS

                                                                                     DECEMBER 29, 1994
                                                       ---------------------------------------------------------------------------
                                                                      GUARANTOR    NONGUARANTOR                     CONSOLIDATED
                                                         PARENT     SUBSIDIARIES   SUBSIDIARIES   ELIMINATIONS(1)      TOTAL
                                                       -----------  ------------   ------------   ---------------   -------------
                                                                                      (IN THOUSANDS)
ASSETS
    Current assets:
    Cash and equivalents  . . . . . . . . . . . . .    $       555   $     1,853   $     4,881                       $  7,289
    Receivables and advances, net . . . . . . . . .         33,508        63,949        49,378      $   (59,967)       86,868
    Inventories . . . . . . . . . . . . . . . . . .                       68,719        43,725           (1,961)      110,483
    Other current assets  . . . . . . . . . . . . .            181        12,999         6,286                         19,466
                                                       -----------   -----------   -----------      -----------      --------
      Total current assets  . . . . . . . . . . . .         34,244       147,520       104,270          (61,928)      224,106
Property, plant and equipment including
  those under capital lease . . . . . . . . . . . .            189       367,880       138,030                        506,099
  Less accumulated depreciation
    and amortization  . . . . . . . . . . . . . . .             55        26,739         8,967                         35,761
                                                       -----------   -----------   -----------      -----------      --------
  Property, plant and equipment, net  . . . . . . .            134       341,141       129,063                        470,338
Deferred financing costs  . . . . . . . . . . . . .          8,062                       1,081                          9,143
Other assets  . . . . . . . . . . . . . . . . . . .                       45,757         1,424                         47,181
Investment in subsidiaries  . . . . . . . . . . . .         91,576       116,360                       (207,936)
Excess reorganization value . . . . . . . . . . . .                      102,230        43,638                        145,868
                                                       -----------   -----------   -----------      -----------      --------
                                                       $   134,016   $   753,008   $   279,476      $  (269,864)     $896,636
                                                       ===========   ===========   ===========      ===========      ========

LIABILITIES & STOCKHOLDERS' EQUITY
  Current liabilities:
    Short-term debt including current
      portion of long-term debt and
      obligation under capital lease  . . . . . . .    $    11,100   $     7,720   $     6,978                       $ 25,798
    Accounts payable and advances . . . . . . . . .            726        53,193        40,383      $   (59,967)       34,335
    Accrued liabilities . . . . . . . . . . . . . .         10,254        36,634        25,358                         72,246
                                                       -----------   -----------   -----------      -----------      --------
      Total current liabilities . . . . . . . . . .         22,080        97,547        72,719          (59,967)      132,379
Long-term debt including obligation
  under capital lease . . . . . . . . . . . . . . .        327,437       147,898        14,023                        489,358
Accrued employee benefits . . . . . . . . . . . . .                       52,248         3,969                         56,217
Deferred and noncurrent income taxes  . . . . . . .         29,006        31,927        22,400                         83,333
Intercompany loans  . . . . . . . . . . . . . . . .       (379,856)      340,000        39,856
Commitments and contingencies
Stockholders' equity:
  Preferred stock, $.01 par value;
    none outstanding
  Common stock, $.01 par value;
    13,515,000 shares issued and
    outstanding . . . . . . . . . . . . . . . . . .            135             4        32,608          (32,612)          135
  Paid in capital . . . . . . . . . . . . . . . . .        134,865        87,805        87,440         (175,245)      134,865
  Accumulated earnings (deficit)  . . . . . . . . .         (3,612)       (8,333)        2,549            5,784        (3,612)
  Cumulative foreign currency
    translation adjustments . . . . . . . . . . . .          3,961         3,912         3,912           (7,824)        3,961
                                                       -----------   -----------   -----------      -----------      --------
      Total stockholders' equity  . . . . . . . . .        135,349        83,388       126,509         (209,897)      135,349
                                                       -----------   -----------   -----------      -----------      --------
                                                       $   134,016   $   753,008   $   279,476      $  (269,864)     $896,636
                                                       ===========   ===========   ===========      ===========      ========

- ---------------------
(1)  Elimination of intercompany receivables, payables and investment accounts.

                  ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES

                     CONSOLIDATING STATEMENTS OF OPERATIONS

                                                                         FOR THE YEAR ENDED DECEMBER 28, 1995
                                                       -----------------------------------------------------------------------------
                                                                     GUARANTOR         NONGUARANTOR                    CONSOLIDATED
                                                        PARENT      SUBSIDIARIES       SUBSIDIARIES      ELIMINATIONS      TOTAL
                                                       -------      ------------       ------------      ------------   ------------
                                                                                      (IN THOUSANDS)

NET SALES . . . . . . . . . . . . . . . . . . . . .                    $ 417,756      $   267,212       $   (34,756)    $ 650,212
COSTS AND EXPENSES
  Cost of sales . . . . . . . . . . . . . . . . . .                      312,419          207,232           (34,603)      485,048
  Selling, general and administrative . . . . . . .    $     6,004        65,318           39,908                         111,230
  Amortization of intangibles and
    excess reorganization value . . . . . . . . . .                       12,466            3,333                          15,799
                                                       -----------     ---------      -----------       -----------     ---------
OPERATING INCOME (LOSS) . . . . . . . . . . . . . .         (6,004)       27,553           16,739              (153)       38,135
  Interest income . . . . . . . . . . . . . . . . .            203            12              455                             670
  Interest expense  . . . . . . . . . . . . . . . .         40,081        13,902            3,353                          57,336
  Intercompany interest expense (income)  . . . . .        (38,218)       34,007            4,211
  Management fees (income)  . . . . . . . . . . . .         (8,086)        6,377            1,709
  Other expense (income), net . . . . . . . . . . .         (2,400)           52            4,058                           1,710
  Equity Loss (income) in subsidiary  . . . . . . .         19,571           216                            (19,787)
                                                       -----------     ---------      -----------       -----------     ---------
INCOME (LOSS) BEFORE INCOME TAXES
  AND EXTRAORDINARY ITEM  . . . . . . . . . . . . .        (16,749)      (26,989)           3,863            19,634       (20,241)
  Income tax provision (benefit)  . . . . . . . . .          1,264        (7,570)           3,388                          (2,918)
                                                       -----------     ---------      -----------       -----------     ---------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEM . . . . . .        (18,013)      (19,419)             475            19,634       (17,323)
  Extraordinary loss, net of tax  . . . . . . . . .          3,506                            690                           4,196
                                                       -----------     ---------      -----------       -----------     ---------
NET (LOSS)  . . . . . . . . . . . . . . . . . . . .    $   (21,519)    $ (19,419)     $      (215)      $    19,634     $ (21,519)
                                                       ===========     =========      ===========       ===========     =========

                  ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES

                            CONSOLIDATING CASH FLOWS

                                                                         FOR THE YEAR ENDED DECEMBER 28, 1995
                                                         ---------------------------------------------------------------------------
                                                                    GUARANTOR         NONGUARANTOR                     CONSOLIDATED
                                                      PARENT       SUBSIDIARIES       SUBSIDIARIES    ELIMINATIONS         TOTAL
                                                      ------       ------------       ------------    ------------       ----------
                                                                                     (IN THOUSANDS)
Net cash provided by (used in)
  operating activities  . . . . . . . . . . . . .   $ (13,276)      $   32,242        $    20,001                        $ 38,967
Cash flows from investing activities:
  Capital expenditures  . . . . . . . . . . . . .         (34)         (27,842)            (6,589)                        (34,465)
  Proceeds from sale of property, plant and
    equipment . . . . . . . . . . . . . . . . . .                           39                 47                              86
                                                    ---------       ----------        -----------     -----------        --------
      Net cash (used in) investing activities . .         (34)         (27,803)            (6,542)                        (34,379)

Cash flows from financing activities:
  Proceeds from revolving loan and
    long term borrowings  . . . . . . . . . . . .     164,000            1,706             42,216                         207,922
  Deferred financing costs  . . . . . . . . . . .      (6,721)                             (1,166)                         (7,887)
  Repayment of revolving loan, long-term
    borrowings and capital lease obligations  . .    (123,275)          (7,512)           (50,588)                       (181,375)
  Increase (decrease) in Envirodyne loan  . . . .      (3,236)                              3,236
                                                    ---------       ----------        -----------     -----------        --------
      Net cash provided by (used in) financing
       activities . . . . . . . . . . . . . . . .      30,768           (5,806)            (6,302)                         18,660
Effect of currency exchange rate changes
  on cash . . . . . . . . . . . . . . . . . . . .                                            (212)                           (212)
                                                    ---------       ----------        -----------     -----------        --------
Net increase (decrease) in cash
  and equivalents . . . . . . . . . . . . . . . .      17,458           (1,367)             6,945                          23,036
Cash and equivalents at beginning of period . . .         555            1,853              4,881                           7,289
                                                    ---------       ----------        -----------     -----------        --------
Cash and equivalents at end of period . . . . . .   $  18,013       $      486        $    11,826                        $ 30,325
                                                    =========       ==========        ===========     ===========        ========

                  ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES

                     CONSOLIDATING STATEMENTS OF OPERATIONS

                                                                           FOR THE YEAR ENDED DECEMBER 29, 1994
                                                   ---------------------------------------------------------------------------------
                                                                     GUARANTOR        NONGUARANTOR                      CONSOLIDATED
                                                    PARENT         SUBSIDIARIES       SUBSIDIARIES     ELIMINATIONS         TOTAL
                                                   --------        ------------       ------------     ------------     ------------
                                                                                 (IN THOUSANDS)
NET SALES . . . . . . . . . . . . . . . . .                       $  406,988          $  220,787       $   (28,746)     $  599,029
  Patent infringement settlement income . .                            9,457                                                 9,457
COSTS AND EXPENSES
  Cost of sales . . . . . . . . . . . . . .                          295,356             168,891           (28,487)        435,760
  Selling, general and administrative . . .       $    6,015          71,092              31,330                           108,437
  Amortization of intangibles and
    excess reorganization value . . . . . .                           12,266               3,346                            15,612
                                                  ----------      ----------          ----------       -----------      ----------
OPERATING INCOME (LOSS) . . . . . . . . . .           (6,015)         37,731              17,220              (259)         48,677
  Interest income . . . . . . . . . . . . .               13              46                 248                               307
  Interest expense  . . . . . . . . . . . .           31,937          14,124               3,453                            49,514
  Intercompany interest expense (income)  .          (35,077)         31,170               3,907
  Management fees (income)  . . . . . . . .           (7,400)          6,544                 856
  Other expense (income), net . . . . . . .           (3,448)              7               1,923              (150)         (1,668)
  Equity loss (income) in subsidiary  . . .            8,392          (2,549)                               (5,843)
  Minority interest in loss of subsidiary .                                                                     50              50
                                                  ----------      ----------           ---------       -----------      ----------
INCOME (LOSS) BEFORE INCOME TAXES . . . . .             (406)        (11,519)              7,329             5,784           1,188
  Income tax provision  . . . . . . . . . .            3,206          (3,186)              4,780                             4,800
                                                  ----------      ----------          ----------       -----------      ----------
NET INCOME (LOSS) . . . . . . . . . . . . .       $   (3,612)     $   (8,333)         $    2,549       $     5,784      $   (3,612)
                                                  ==========      ==========          ==========       ===========      ==========

                  ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES

                            CONSOLIDATING CASH FLOWS

                                                                              FOR THE YEAR ENDED DECEMBER 29, 1994
                                                   ---------------------------------------------------------------------------------
                                                                     GUARANTOR        NONGUARANTOR                      CONSOLIDATED
                                                     PARENT        SUBSIDIARIES       SUBSIDIARIES      ELIMINATIONS       TOTAL
                                                   -----------     ------------       ------------      ------------    ------------
                                                                                     (IN THOUSANDS)
Net cash provided by (used in) operating
   activities . . . . . . . . . . . . . . .        $   (1,414)     $   13,575        $   11,125                         $   23,286
Cash flows from investing activities:
  Capital expenditures  . . . . . . . . . .               (20)        (21,666)          (10,880)                           (32,566)
  Proceeds from sales of property,
    plant and equipment . . . . . . . . . .                               239               120                                359
Purchase of minority interest in
  subsidiary  . . . . . . . . . . . . . . .                            (4,200)                                              (4,200)
                                                   ----------      ----------        ----------         -----------     ----------
      Net cash (used in) investing
        activities  . . . . . . . . . . . .               (20)        (25,627)          (10,760)                           (36,407)
Cash flows from financing activities:
  Proceeds from revolving loan and
    long term borrowings  . . . . . . . . .            27,600                            10,068                             37,668
  Deferred financing costs  . . . . . . . .            (1,608)                                                              (1,608)
  Repayment of revolving loan, long-term
    borrowings and capital lease
    obligations . . . . . . . . . . . . . .            (8,325)         (5,180)           (9,112)                           (22,617)

  Increase (decrease) in Envirodyne loan  .           (16,608)         17,163              (555)
                                                   ----------      ----------        ------ ---         -----------     ----------
      Net cash provided by (used in)
        financing activities  . . . . . . .             1,059          11,983               401                             13,443
Effect of currency exchange rate changes
    on cash . . . . . . . . . . . . . . . .                                                (776)                              (776)
                                                    ---------      ----------        ----------         -----------     ----------
Net (decrease) in cash and equivalents  . .              (375)            (69)              (10)                              (454)
Cash and equivalents at beginning
    of period . . . . . . . . . . . . . . .               930           1,922             4,891                              7,743
                                                   ----------      ----------        ----------         -----------     ----------
Cash and equivalents at end of period . . .        $      555      $    1,853        $    4,881                         $    7,289
                                                   ==========      ==========        ==========         ===========     ==========

                  ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES

                     CONSOLIDATING STATEMENTS OF OPERATIONS


                                                                          FOR THE YEAR ENDED DECEMBER 31, 1993
                                                       --------------------------------------------------------------------------

                                                                      GUARANTOR        NONGUARANTOR                    CONSOLIDATED
                                                        PARENT      SUBSIDIARIES       SUBSIDIARIES      ELIMINATIONS     TOTAL
                                                       -------      ------------       ------------      ------------  ------------
                                                                                   (IN THOUSANDS)
NET SALES . . . . . . . . . . . . . . . . . . . . .                  $   408,872      $   195,291        $   (16,778)    $587,385
COSTS AND EXPENSES
  Cost of sales . . . . . . . . . . . . . . . . . .                      283,743          151,694            (16,745)     418,692
  Selling, general and administrative . . . . . . .    $     5,021        65,992           28,337                          99,350
  Amortization of intangibles and
    excess reorganization value . . . . . . . . . .                       13,170            2,541                          15,711
                                                       -----------   -----------      -----------        -----------     --------
OPERATING INCOME (LOSS) . . . . . . . . . . . . . .         (5,021)       45,967           12,719                (33)      53,632
  Interest income . . . . . . . . . . . . . . . . .              1            20              910                             931
  Interest expense  . . . . . . . . . . . . . . . .         10,388        14,589            6,213                          31,190
  Intercompany interest expense (income)  . . . . .        (21,970)       61,416          (39,446)
  Management fees (income)  . . . . . . . . . . . .         (7,600)        6,748              852
  Other expense (income), net . . . . . . . . . . .          3,432           (86)           2,194                           5,540
  Minority interest in subsidiary . . . . . . . . .                          717                                              717
                                                       -----------   -----------      -----------        -----------     --------
INCOME (LOSS) BEFORE INCOME TAXES,
  REORGANIZATION ITEMS AND EXTRAORDINARY ITEM . . .         10,730       (35,963)          43,816                (33)      18,550
  Reorganization items, net . . . . . . . . . . . .         92,745        12,000                                          104,745
INCOME (LOSS) BEFORE INCOME TAXES
  AND EXTRAORDINARY ITEM  . . . . . . . . . . . . .        (82,015)      (47,963)          43,816                (33)     (86,195)
  Income tax provision (benefit)  . . . . . . . . .         (1,430)       (4,442)          17,872                          12,000
                                                       -----------   -----------      -----------        ------------   ---------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEM . . . . . .        (80,585)      (43,521)          25,944                (33)     (98,195)
  Extraordinary gain, net of tax  . . . . . . . . .        183,784                                                        183,784
                                                       -----------   -----------      -----------        ------------   ---------
NET INCOME (LOSS) . . . . . . . . . . . . . . . . .    $   103,199   $   (43,521)     $    25,944        $       (33)   $  85,589
                                                       ===========   ===========      ===========        ===========    =========

                  ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES

                            CONSOLIDATING CASH FLOWS

                                                                       FOR THE YEAR ENDED DECEMBER 31, 1993
                                                      -----------------------------------------------------------------------
                                                                  GUARANTOR        NONGUARANTOR                  CONSOLIDATED
                                                       PARENT    SUBSIDIARIES      SUBSIDIARIES    ELIMINATIONS     TOTAL
                                                      --------   ------------      ------------    ------------  ------------
                                                                                 (IN THOUSANDS)
Net cash provided by operating activities
  before reorganization expense . . . . . . . .      $  24,623     $   33,840      $  33,738                       $  92,201
Net cash used for reorganization items  . . . .         (2,929)       (12,000)                                       (14,929)
                                                     ---------     ----------      ---------       ----------      ---------
Net cash provided by operating activities . . .         21,694         21,840         33,738                          77,272
Cash flows from investing activities:
  Capital expenditures  . . . . . . . . . .               (114)       (27,289)       (13,484)                        (40,887)
  Proceeds from sale of property, plant and
    equipment . . . . . . . . . . . . . . . . .                             4            120                             124
                                                     ---------     ----------      ---------       ----------      ---------
      Net cash (used in) investing activities .           (114)       (27,285)       (13,364)                        (40,763)
Cash flows from financing activities:
  Proceeds from revolving loan and
    long term borrowings  . . . . . . . . . . .        100,000                         6,003                         106,003
  Deferred financing costs  . . . . . . . . . .         (8,659)                       (1,120)                         (9,779)
  Repayment of revolving loan, long-term
    borrowings and capital lease obligations  .       (103,100)        (4,698)       (30,938)                       (138,736)
  Increase (decrease) in Envirodyne loan  . . .         (8,891)        10,519         (1,628)
                                                     ---------     ----------      ---------       ----------      ---------
      Net cash provided by (used in) financing
        activities  . . . . . . . . . . . . . .        (20,650)         5,821        (27,683)                        (42,512)
Effect of currency exchange rate changes
        on cash . . . . . . . . . . . . . . . .                                         (316)                           (316)
                                                     ---------     ----------      ---------       ----------      ---------
Net increase (decrease) in cash and equivalents            930            376         (7,625)                         (6,319)
Cash and equivalents at beginning of period . .                         1,546         12,516                          14,062
                                                     ---------     ----------      ---------       ----------      ---------
Cash and equivalents at end of period . . . . .      $     930     $    1,922      $   4,891                       $   7,743
                                                     =========     ==========      =========       ==========      =========

Financial statement schedules required by Regulation S-X

                  VISKASE HOLDING CORPORATION AND SUBSIDIARIES


Consolidated Financial Statements:

Report of independent accountants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-39

Consolidated balance sheets, December 28, 1995 and December 29, 1994 . . . . . . . . . . . . . . . . . . . F-40

Consolidated Statements of operations, for December 30, 1994 to December 28, 1995
    (Post-consummation); January 1 to December 29, 1994 (Post-consummation); and
    January 1 to December 31, 1993 (Pre-consummation);   . . . . . . . . . . . . . . . . . . . . . . . . . F-41

Consolidated statements of stockholders' equity (deficit), for December 30, 1994 to December 28, 1995 (Post-consummation); January 1 to December 29, 1994
    (Post-consummation); and January 1 to December 31, 1993 (Pre-consummation); .  . . . . . . . . . . . . F-42

Consolidated statements of cash flows, for December 30, 1994 to December 28, 1995
    (Post-consummation); January 1 to December 29, 1994 (Post-consummation);
    and January 1 to December 31, 1993 (Pre-consummation);   . . . . . . . . . . . . . . . . . . . . . . . F-43

Notes to consolidated financial statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-44

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
Viskase Holding Corporation

      We have audited the consolidated financial statements and the financial statement schedules of Viskase Holding Corporation and Subsidiaries. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      As discussed in Note 1 to the consolidated financial statements, on December 31, 1993, Envirodyne Industries, Inc. and its domestic subsidiaries completed a comprehensive financial restructuring through the implementation of reorganization under Chapter 11 of the United States Bankruptcy Code and applied fresh start reporting.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Viskase Holding Corporation and Subsidiaries as of December 28, 1995 and December 29, 1994, and the consolidated results of their operations and their cash flows for the period December 30, 1994 to December 28, 1995 and January 1 to December 29, 1994 (Post-consummation) and January 1 to December 31, 1993 (Pre-consummation), in conformity with generally accepted accounting principles. In addition, in our opinion the schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information required to be included therein.



Coopers & Lybrand L.L.P.

Chicago, Illinois
March 26, 1996

                  VISKASE HOLDING CORPORATION AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                                  DECEMBER 28,              DECEMBER 29,
                                                      1995                     1994
                                                ----------------          ---------------
                                                             (IN THOUSANDS)
ASSETS
  Current assets:
    Cash and equivalents  . . . . . . . . . .       $ 11,826                 $  6,201
    Receivables, net  . . . . . . . . . . . .         53,022                   46,834
    Receivables, affiliates   . . . . . . . .         51,829                   48,138
    Inventories   . . . . . . . . . . . . . .         38,233                   43,725
    Other current assets  . . . . . . . . . .          9,106                    6,515
                                                    --------                 --------
        Total current assets  . . . . . . . .        164,016                  151,413
  Property, plant and equipment   . . . . . .        150,417                  138,030
    Less accumulated depreciation   . . . . .         20,217                    8,967
                                                    --------                 --------
    Property, plant and equipment, net  . . .        130,200                  129,063
  Deferred financing costs  . . . . . . . . .          1,042                    1,081
  Other assets  . . . . . . . . . . . . . . .          1,869                    1,424
  Excess reorganization value   . . . . . . .         40,517                   43,638
                                                    --------                 --------
                                                    $337,644                 $326,619
                                                    ========                 ========


LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities:
    Short-term debt including current
      portion of long-term debt   . . . . . .       $  6,097                 $  6,978
    Accounts payable  . . . . . . . . . . . .         13,720                   15,479
    Accounts payable and advances, affiliates         54,152                   43,233
    Accrued liabilities   . . . . . . . . . .         21,942                   25,358
                                                    --------                 --------
        Total current liabilities   . . . . .         95,911                   91,048
  Long-term debt    . . . . . . . . . . . . .          7,721                   14,023
  Accrued employee benefits   . . . . . . . .          4,281                    3,969
  Deferred and noncurrent income taxes  . . .         25,895                   22,400
  Intercompany loans  . . . . . . . . . . . .         81,094                   77,866
  Commitments and contingencies
  Stockholders' equity:
    Common stock, $1.00 par value,
      1,000 shares authorized;
      100 shares issued and outstanding
    Paid in capital   . . . . . . . . . . . .        103,463                  103,463
    Retained earnings   . . . . . . . . . . .         12,100                    9,938
    Cumulative foreign currency
      translation adjustments   . . . . . . .          7,179                    3,912
                                                    --------                 --------
        Total stockholders' equity  . . . . .        122,742                  117,313
                                                    --------                 --------
                                                    $337,644                 $326,619
                                                    ========                 ========


       The accompanying notes are an integral part of the consolidated financial statements.

                  VISKASE HOLDING CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS


                                                        52 WEEKS             52 WEEKS          52 WEEKS
                                                      DECEMBER 30,          JANUARY 1,         JANUARY 1,
                                                        1994 TO                 TO                TO
                                                      DECEMBER 28,         DECEMBER 29,       DECEMBER 31,
                                                          1995                 1994              1993
                                                      ------------         ------------      ------------
                                                            (IN THOUSANDS, EXCEPT FOR NUMBER OF SHARES
                                                                      AND PER SHARE AMOUNTS)
NET SALES . . . . . . . . . . . . . . . . . . .       $  267,212            $ 220,787           $ 195,291
  Patent infringement settlement income . . . .                                 9,457

COSTS AND EXPENSES
  Cost of sales . . . . . . . . . . . . . . . .          207,232              168,891             151,694
  Selling, general and administrative . . . . .           36,288               27,654              25,171
  Amortization of intangibles and
    excess reorganization value . . . . . . . .            3,333                3,346               2,541
                                                      ----------            ---------           ---------

OPERATING INCOME  . . . . . . . . . . . . . . .           20,359               30,353              15,885
  Interest income . . . . . . . . . . . . . . .              455                  248                 910
  Interest expense  . . . . . . . . . . . . . .            3,353                3,453               6,213
  Intercompany interest expense . . . . . . . .            4,199                3,861               6,084
  Management fees . . . . . . . . . . . . . . .            1,709                  856                 852
  Other expense (income), net . . . . . . . . .            3,754                2,518               1,723
  Minority interest in loss of subsidiary . . .                                    50                 717
                                                      ----------            ---------           ---------

INCOME BEFORE INCOME TAXES AND
  EXTRAORDINARY ITEM  . . . . . . . . . . . . .            7,799               19,963               2,640
  Income tax provision  . . . . . . . . . . . .            4,947               10,025               2,645
                                                      ----------            ---------           ---------

INCOME (LOSS) BEFORE EXTRAORDINARY ITEM . . . .            2,852                9,938                  (5)
  Extraordinary loss, net of tax  . . . . . . .              690
                                                      ----------            ---------           ---------

NET INCOME (LOSS) . . . . . . . . . . . . . . .       $    2,162            $   9,938           $      (5)
                                                      ==========            =========           =========

WEIGHTED AVERAGE COMMON SHARES  . . . . . . . .              100                  100                 100
                                                      ==========            =========           =========

PER SHARE AMOUNTS:

NET INCOME (LOSS) . . . . . . . . . . . . . . .       $   21,620            $  99,380           $     (50)
                                                      ==========            =========           =========

     Due to the implementation of the Plan of Reorganization and Fresh Start Reporting, the consolidated statement of operations for the fiscal years ended December 28, 1995 and December 29, 1994 are not comparable to the fiscal year ended December 31, 1993. (Refer to Note 1 of Notes to Consolidated Financial Statements.)

       The accompanying notes are an integral part of the consolidated financial statements.

                  VISKASE HOLDING CORPORATION AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY


                                                                                                     CUMULATIVE
                                                                                                      FOREIGN
                                                                                                      CURRENCY          TOTAL
                                                   COMMON          PAID IN         RETAINED         TRANSLATION     STOCKHOLDER'S
                                                   STOCK           CAPITAL         EARNINGS         ADJUSTMENTS         EQUITY
                                                   -----           -------         --------         -----------     -------------
                                                                                 (IN THOUSANDS)
Balance December 31, 1992 . . . . . . . . . . .                    $ 20,119        $ 79,458          $ (2,356)     $  97,221
Net (loss)  . . . . . . . . . . . . . . . . . .                                          (5)                              (5)
Capital contributions . . . . . . . . . . . . .                       4,295                                            4,295
Fresh start revaluation adjustments . . . . . .                      58,272                                           58,272
Translation adjustments . . . . . . . . . . . .                                                        (2,044)        (2,044)
Elimination of Viskase Holding Corporation
  accumulated earnings  . . . . . . . . . . . .                                     (79,453)            4,400        (75,053)
=============================================================================================================================
Balance December 31, 1993 . . . . . . . . . . .                    $ 82,686        $      0          $      0      $  82,686
Net income  . . . . . . . . . . . . . . . . . .                                       9,938                            9,938
Capital contributions . . . . . . . . . . . . .                      16,056                                           16,056
Fresh start revaluation adjustments . . . . . .                       4,721                                            4,721
Translation adjustments . . . . . . . . . . . .                                                         3,912          3,912
                                                                   --------        --------          --------      ---------
Balance December 29, 1994 . . . . . . . . . . .                    $103,463        $  9,938          $  3,912      $ 117,313
Net income  . . . . . . . . . . . . . . . . . .                                       2,162                            2,162
Translation adjustments . . . . . . . . . . . .                                                         3,267          3,267
                                                                   --------        --------          --------      ---------
Balance December 28, 1995 . . . . . . . . . . .                    $103,463        $ 12,100          $  7,179      $ 122,742
                                                                   ========        ========          ========      =========



     Due to the implementation of the Plan of Reorganization and Fresh Start Reporting, the stockholders' equity for the fiscal years ended December 28, 1995 and December 29, 1994 are not comparable to the fiscal year ended December 31, 1993. (Refer to Note 1 of Notes to Consolidated Financial Statements.)


        The accompanying notes are an integral part of the consolidated financial statements.

                  VISKASE HOLDING CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                         DECEMBER 30,       JANUARY 1         JANUARY 1
                                                                           1994 TO              TO               TO
                                                                         DECEMBER 28,       DECEMBER 29,      DECEMBER 31,
                                                                             1995               1994             1993
                                                                         ------------       ------------      ------------
                                                                                           (IN THOUSANDS)
Cash flows from operating activities:
  Income (loss) before extraordinary item .........................       $  2,852         $  9,938           $     (5)
  Extraordinary loss ..............................................            690
                                                                          --------         --------           --------
  Net income (loss)                                                          2,162            9,938                 (5)
  Adjustments to reconcile net income (loss) to net cash
    provided by operating activities:
    Depreciation ..................................................         11,202            9,018             11,024
    Amortization of intangibles and excess reorganization value....          3,333            3,346              2,541
    Amortization of deferred financing fees and discount ..........            208              210                935
    Increase (decrease) in deferred and noncurrent income taxes ...          2,098              128             (1,436)
    Loss on debt extinguishment ...................................          1,030
    Foreign currency transaction loss (gain) ......................            159                                 (68)
    Loss (gain) on sales of property, plant and equipment .........             30               32                424
    Changes in operating assets and liabilities:
      Accounts receivable .........................................         (4,441)          (9,076)            (3,055)
      Accounts receivable, affiliates .............................         (5,183)         (18,214)             9,373
      Inventories .................................................          7,224           (8,895)            (1,467)
      Other current assets ........................................         (2,144)          (1,462)              (461)
      Accounts payable and accrued liabilities ....................         (6,926)           8,314              3,219
      Accounts payable, affiliates ................................         10,719           21,739             13,359
      Other .......................................................           (790)             288               (908)
                                                                          --------         --------           --------
    Total adjustments .............................................         16,519            5,428             33,480
                                                                          --------         --------           --------
      Net cash provided by operating activities ...................         18,681           15,366             33,475
Cash flows from investing activities:
  Capital expenditures ............................................         (6,589)         (10,880)           (13,484)
  Proceeds from sale of property, plant and equipment .............             47              120                120
  Purchase of minority interest in subsidiary .....................                          (4,200)
                                                                          --------         --------           --------
      Net cash (used in) investing activities .....................         (6,542)         (14,960)           (13,364)
Cash flows from financing activities:
  Proceeds from revolving loan and long-term borrowings ...........         42,216           10,068              6,003
  Deferred financing costs ........................................         (1,166)                             (1,120)
  Repayment of revolving loan and long-term borrowings ............        (50,588)          (9,112)           (30,938)
  Increase (decrease) in Envirodyne loan and advances .............          3,236             (555)            (1,628)
                                                                          --------         --------           --------
      Net cash provided by (used in) financing activities .........         (6,302)             401            (27,683)
Effect of currency exchange rate changes on cash ..................           (212)            (776)              (316)
                                                                          --------         --------           --------
Net increase (decrease) in cash and equivalents ...................          5,625               31             (7,888)
Cash and equivalents at beginning of period .......................          6,201            6,170             14,058
                                                                          --------         --------           --------
Cash and equivalents at end of period .............................       $ 11,826         $  6,201           $  6,170
                                                                          ========         ========           ========
- --------------------------------------------------------------------------------------------------------------------------
Supplemental cash flow information:
  Interest paid ...................................................       $  1,919         $  1,808           $  4,403
  Income taxes paid................................................       $  4,255         $  3,548           $  1,063


     Due to the implementation of the Plan of Reorganization and Fresh Start Reporting, the consolidated statement of cash flows for the fiscal years ended December 28, 1995 and December 29, 1994 are not comparable to the fiscal year ended December 31, 1993. (Refer to Note 1 of Notes to Consolidated Financial Statements.)

Supplemental schedule of noncash investing and financing activities:

  Fiscal 1993
      Viskase Holding Corporation's capital increased by $4.3 million due to the forgiveness of an Envirodyne loan. Viskase Holding Corporation contributed capital consisting of $160 thousand of equipment to Viskase Brasil Embalagens Ltda.

  Fiscal 1994
      Viskase S.A. and its subsidiary Viskase Canada Inc.'s capital increased by $16 million due to the forgiveness of an Envirodyne loan. Viskase Corporation transferred equipment totaling $1.5 million, $174 thousand and $2.1 million to Viskase S.A., Viskase de Mexico S.A. de C.V., and Viskase Brasil Embalagens Ltda, respectively.

  Fiscal 1995
      Viskase Corporation transferred equipment totaling $497 thousand to Viskase S.A. Viskase Holding Corporation contributed capital consisting of $250 thousand of equipment to Viskase de Mexico S.A. de C.V.

  The accompanying notes are an integral part of the consolidated financial statements.

                  VISKASE HOLDING CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



1.    GENERAL

      Viskase Holding Corporation is a wholly owned subsidiary of Viskase Corporation. Viskase Corporation, in turn, is a wholly owned subsidiary of Envirodyne Industries, Inc. Viskase Holding Corporation serves as the direct or indirect parent company for the majority of Viskase Corporation's non-domestic operations. These subsidiaries are as follows:

NAME OF SUBSIDIARY                         PARENT OF SUBSIDIARY             COUNTRY OF BUSINESS
- ------------------                         --------------------             -------------------
Viskase Brasil Embalagens Ltda.            Viskase Holding Corporation      Brazil
Viskase Australia Limited                  Viskase Holding Corporation      Australia
Viskase de Mexico S.A. de C.V.             Viskase Holding Corporation      Mexico
Viskase S.A.                               Viskase Holding Corporation      France
Viskase Gmbh                               Viskase S.A.                     Germany
Viskase SPA                                Viskase S.A.                     Italy
Viskase Canada Inc.                        Viskase S.A.                     Canada
Viskase ZAO                                Viskase S.A.                     Russia
Viskase Holdings Limited                   Viskase S.A.                     United Kingdom
Filmco International Limited               Viskase Holdings Limited         United Kingdom
Viskase Limited                            Viskase Holdings Limited         United Kingdom
Viskase (UK) Limited                       Viskase Limited                  United Kingdom
Envirodyne S.A.R.L.                        Viskase (UK) Limited             France

      Viskase Holding Corporation conducts its operations through its subsidiaries and, for the most part, has no assets or liabilities other than its investments, accounts receivable and payable with affiliates, and intercompany loan and advances.

      On January 6, 1993, a group of bondholders filed an involuntary petition for reorganization of Envirodyne Industries, Inc. under Chapter 11 of the U.S. Bankruptcy Code. On January 7, 1993, several of the subsidiaries of Envirodyne Industries, Inc., including Viskase Holding Corporation, each filed voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the Bankruptcy Court). None of the subsidiaries of Viskase Holding Corporation entered into Chapter 11. On December 17, 1993, the Bankruptcy Court confirmed the First Amended Joint Plan of Reorganization as twice modified (Plan of Reorganization) with respect to Envirodyne Industries, Inc. (Envirodyne) and certain of its subsidiaries, including Viskase Holding Corporation. The Plan of Reorganization was consummated and Envirodyne and certain of its subsidiaries emerged from Chapter 11 on December 31, 1993 (Effective Date). For accounting purposes, the Plan of Reorganization was deemed to be effective as of December 31, 1993.

      The Chapter 11 filing was related only to the Company's domestic operations and did not include the foreign subsidiaries and various inactive domestic subsidiaries.

      The Company accounted for the reorganization using the principles of fresh start reporting in accordance with the American Institute of Certified Public Accountants Statement of Position 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code." Accordingly, all assets and liabilities have been restated to reflect their reorganization value, which approximates fair value.

      The reorganization value of the Company's equity of $135,000 was based on the consideration of many factors and various valuation methods, including discounted cash flows and comparable multiples of earnings valuation techniques believed by management and its financial advisors to be representative of the Company's business and industry. Factors considered by the Company included the following:

        o Forecasted operating and cash flow results which gave effect to the estimated impact of debt restructuring and other operational reorganization.

        o Discounted residual value at the end of the forecasted period based on the capitalized cash flows for the last year of that period.

        o Competition and general economic considerations.

        o Projected sales growth.

        o Potential profitability.

        o Seasonality and working capital requirements.

      The excess of the reorganization value over the fair value of net assets and liabilities is reported as excess reorganization value and is being amortized over a fifteen-year period. The Company continues to evaluate the recoverability of excess reorganization value based on the operating performance and expected future undiscounted cash flows of the operating business units.

      The reorganization and the adoption of Fresh Start Reporting resulted in no material adjustments to the Company's Consolidated Statement of Operations for the period January 1 to December 31, 1993.


2.    NATURE OF BUSINESS

      Viskase Holding Corporation's subsidiaries manufacture food packaging products. The operations of these subsidiaries are primarily in Europe and South and North America. Through its subsidiaries, the Company is a leading producer of cellulosic casings used in preparing and packaging processed meat products and is a major producer of heat shrinkable plastic bags and specialty films for packaging and preserving fresh and processed meat products, poultry and cheeses. The Company is also a leading international manufacturer of plasticized polyvinyl chloride (PVC) films, primarily for use in packaging food items.

INTERNATIONAL OPERATIONS

      Viskase Holding Corporation's subsidiaries have seven manufacturing facilities located outside the continental United States, in Beauvais, France; Thaon, France; Lindsay, Ontario, Canada; Sedgefield, England (Great Britain); Swansea, Wales (Great Britain); Guarulhos, Brazil and Nuevo Laredo, Mexico.

      International sales and operations may be subject to various risks including, but not limited to, possible unfavorable exchange rate fluctuations, political instability, governmental regulations (including import and export controls), restrictions on currency repatriation, embargoes, labor relations laws and the possibility of governmental expropriation. Viskase Holding Corporation's foreign operations generally are subject to taxes on the repatriation of funds.

      International operations in certain parts of the world may be subject to international balance of payments difficulties which may raise the possibility of delay or loss in the collection of accounts receivable from sales to customers in those countries. Viskase Holding Corporation believes that its subsidiaries' allowance for doubtful accounts makes adequate provision for the collectibility of its receivables. Management believes that growth potential exists for many of Viskase's products outside the United States and that Viskase is well positioned to participate in these markets.

SALES AND DISTRIBUTION

      Viskase Holding Corporation's subsidiaries' principal markets are in Europe, Latin America, North America and Asia Pacific.

      The United Kingdom operation sells its PVC films directly and through distributors, primarily to the retail grocery and foodservice industries in Europe.

      In Europe, Viskase Holding Corporation's subsidiaries operate casings service centers in Milan, Italy, Pulheim, Germany, and Moscow, Russia. The Company also operates a service center in Brisbane, Australia. These service centers provide finishing, inventory and delivery services to customers. The subsidiaries also use outside distributors to market their products to customers in Europe, Africa, Asia and Latin America.

COMPETITION

      From time to time, Viskase Holding Corporation's subsidiaries experience reduced market share or reduced profits due to price competition; however, management believes that such market conditions will not result in any long-term material loss of business.


3.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A)   BASIS OF PRESENTATION

      Effective in 1990 Envirodyne Industries, Inc. adopted a 52/53 week fiscal year ending on the last Thursday of December. Viskase Holding Corporation's 1993 financial statements include December 31, 1993 in order to present the effect of the consummation of the Plan of Reorganization.

(B)   PRINCIPLES OF CONSOLIDATION

      The consolidated financial statements reflect the accounts of Viskase Holding Corporation and its subsidiaries. All significant intercompany transactions and balances between and among Viskase Holding Corporation and its subsidiaries have been eliminated in the consolidation.

      Reclassifications have been made to the prior years' financial statements to conform to the 1995 presentation.

(C)   USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

(D)   CASH EQUIVALENTS (DOLLARS IN THOUSANDS)

      For purposes of the statement of cash flows, the Company considers cash equivalents to consist of all highly liquid debt investments purchased with an initial maturity of approximately three months or less. Due to the short-term nature of these instruments, the carrying values approximate the fair market value. Cash equivalents include $8,074 and $821 of short-term investments at December 28, 1995 and December 29, 1994, respectively.

(E)   INVENTORIES

      Inventories, primarily foreign, are valued at the lower of first-in, first-out (FIFO) cost or market.

(F)   PROPERTY, PLANT AND EQUIPMENT

      Property, plant and equipment are carried at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the assets ranging from 3 to 32 years. Upon retirement or other disposition, cost and related accumulated depreciation are removed from the accounts, and any gain or loss is included in results of operations. Effective December 31, 1993 and in conjunction with the Fresh Start Reporting, property, plant and equipment was reported at the estimated fair value.

(G)   DEFERRED FINANCING COSTS

      Deferred financing costs are amortized on a straight-line basis over the expected term of the related debt agreement. Amortization of deferred financing costs is classified as interest expense.

(H) EXCESS REORGANIZATION VALUE AND EXCESS INVESTMENT OVER NET ASSETS ACQUIRED, NET

      Excess reorganization value is amortized on the straight-line method over 15 years.

      Cost in excess of net assets acquired, net was amortized on a straight-line method over 40 years in fiscal 1993.

      The Company continues to evaluate the recoverability of excess reorganization value based on operating performance and undiscounted cash flows of the operating business units. Impairment will be recognized when the expected undiscounted future operating cash flows derived from such intangible is less than its carrying value. If impairment is identified, valuation techniques deemed appropriate under the particular circumstances will be used to determine the intangible's fair value. The loss will be measured based on the excess of carrying value over the determined fair value. The review for impairment is performed at least on a quarterly basis.

(I)   PENSIONS

      The Company's operations in Europe have defined benefit retirement plans covering substantially all salaried and full time hourly employees. Pension cost is computed using the projected unit credit method.

      The Company's funding policy is consistent with funding requirements of the applicable foreign laws and regulations.

(J)   POSTEMPLOYMENT BENEFITS

      Effective December 31, 1993 and in conjunction with the Fresh Start Reporting, the Company adopted SFAS No. 112 "Employers Accounting for Postemployment Benefits." The impact of adopting SFAS No. 112 was not material.

(K)   INCOME TAXES

      Income taxes are accounted for in accordance with SFAS No. 109. Tax provisions and benefits are recorded at statutory rates for taxable items included in the consolidated statements of operations regardless of the period for which such items are reported for tax purposes. Deferred income taxes are recognized for temporary differences between financial statement and income tax bases of assets and liabilities for which income tax benefits will be realized in future years.


(L)   NET INCOME (LOSS) PER SHARE

      Net income (loss) per share of common stock is based upon the weighted average number of shares of common stock outstanding during the year.

(M)   REVENUE RECOGNITION

      Sales to customers are recorded at the time of shipment net of discounts and allowances.

(N)   FOREIGN CURRENCY CONTRACTS

      The Company maintains a hedging program to partially hedge its forecasted foreign currency revenue cash flows. The hedging program principally addresses revenue cash flows within its European operations. The foreign exchange contracts are denominated predominantly in the major European currencies and have varying maturities up to eighteen months. The effect of this practice is to minimize the effect of foreign exchange rate movements on the Company's operating results. The Company's hedging activities do not subject the Company to additional exchange rate risk because gains and losses on these contracts offset losses and gains on the transactions being hedged. The cash flows from forward contracts accounted for as hedges of identifiable transactions or events are classified consistent with the cash flows from the transactions or events being hedged.

(O)   STOCK-BASED COMPENSATION

      Statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation" encourages, but does not require, companies to recognize compensation expense for grants of stock, stock options and other equity instruments to employees based on new fair value accounting rules. Although expense recognition for employee stock-based compensation is not mandatory, SFAS 123 requires companies that choose not to adopt the new fair value accounting to disclose pro forma net income and earnings per share under the new method. This new accounting principle is effective for the Company's fiscal year ending December 26, 1996. The Company believes that adoption is not expected to have a material impact on its financial condition as the Company will not adopt the fair value accounting, but will instead comply with the disclosure requirements.


4.    RECEIVABLES (DOLLARS IN THOUSANDS)

      Receivables consisted primarily of trade accounts receivable and were net of allowances for doubtful accounts of $2,256 and $1,364 at December 28, 1995, and at December 29, 1994, respectively.


5.    INVENTORIES (DOLLARS IN THOUSANDS)

      Inventories consisted of:

                                                                                DECEMBER 28,    DECEMBER 29,
                                                                                    1995            1994
                                                                                ------------    ------------
Raw materials..........................................................            $ 5,299         $ 5,778
Work in process........................................................             13,342          13,975
Finished products .....................................................             19,592          23,972
                                                                                   -------         -------
                                                                                   $38,233         $43,725
                                                                                   =======         =======

      Inventories were net of reserves for obsolete and slow moving inventory of $1,331 and $1,686 at December 28, 1995 and December 29, 1994, respectively.

6.    PROPERTY, PLANT AND EQUIPMENT (DOLLARS IN THOUSANDS)

                                                                             DECEMBER 28,     DECEMBER 29,
                                                                                 1995             1994
                                                                             ------------     ------------
Property, plant and equipment:
  Land and improvements .................................................      $  5,319      $  4,982
  Buildings and improvements.............................................        30,236        28,588
  Machinery and equipment................................................       114,212       103,293
  Construction in progress ..............................................           283         1,167
Capital Leases:
  Machinery and equipment ...............................................           367
                                                                               --------      --------
                                                                               $150,417      $138,030
                                                                               ========      ========

      Maintenance and repairs charged to costs and expenses for 1995, 1994, and 1993 aggregated $10,288, $10,748 and $9,782, respectively. Depreciation is computed on the straight-line method over the estimated useful lives of the assets ranging from 3 to 32 years.


7.    ACCRUED LIABILITIES (DOLLARS IN THOUSANDS)

      Accrued liabilities were comprised of:

                                                                            DECEMBER 28,     DECEMBER 29,
                                                                                1995             1994
                                                                            ------------     ------------
Compensation and employee benefits ......................................     $ 9,446         $10,408
Taxes, other than on income .............................................       1,585           2,006
Accrued volume and sales discounts ......................................       5,320           5,445
Other ...................................................................       5,591           7,499
                                                                              -------         -------
                                                                              $21,942         $25,358
                                                                              =======         =======

8.    DEBT OBLIGATIONS (DOLLARS IN THOUSANDS)

      As described in Note 1, Chapter 11 Reorganization Proceedings, Envirodyne and certain of its domestic Subsidiaries (including Viskase Holding Corporation) emerged from Chapter 11 on December 31, 1993.

      On June 20, 1995, Envirodyne completed the sale of $160,000 aggregate principal amount of senior secured notes to certain institutional investors in a private placement. The senior secured notes were issued pursuant to an indenture dated June 20, 1995 (Indenture) and consist of (i) $151,500 of 12% Senior Secured Notes due 2000 and (ii) $8,500 of Floating Rate Senior Secured Notes due 2000 (collectively, the Senior Secured Notes). Envirodyne used the net proceeds of the offering primarily to (i) repay the Company's $86,125 domestic term loan,
(ii) repay the $68,316 of obligations under the Company's domestic and foreign revolving loans and (iii) pay transaction fees and expenses. Concurrently with the June 20, 1995 placement, Envirodyne entered into a new $20,000 domestic revolving credit facility (Revolving Credit Facility) and a new $28,000 letter of credit facility (Letter of Credit Facility). The Senior Secured Notes and the obligations under the Revolving Credit Facility and the Letter of Credit Facility are guaranteed by Envirodyne's significant domestic subsidiaries and secured by a collateral pool (Collateral Pool) comprised of: (i) all domestic accounts receivable (including intercompany receivables) and inventory; (ii) all patents, trademarks and other intellectual property (subject to non-exclusive licensing agreements); (iii) substantially all domestic fixed assets (other than assets subject to a lease agreement with General Electric Capital Corporation); and (iv) a senior pledge of 100% of the capital stock of Envirodyne's significant domestic subsidiaries and 65% of the capital stock of Viskase S.A. Such guarantees and security are shared by the holders of the Senior Secured Notes and the holders of the obligations under the Revolving Credit Facility on a pari passu basis pursuant to an intercreditor agreement. Pursuant to such intercreditor agreement, the security interest of the holders of the obligations under the Letter of Credit Facility has priority over all other liens on the Collateral Pool.

      The Company finances its working capital needs through a combination of cash generated through operations and borrowings local unsecured credit facilities and intercompany loans.

      The Company recognized an extraordinary loss of $1,030 representing the write-off of deferred financing fees related to the June 20, 1995 debt refinancing. The extraordinary loss, net of applicable income taxes of $340, was included in the Company's Statement of Operations for the quarter ended June 29, 1995.

      The Viskase Limited term facility is with a foreign financial institution. The term facility, which is collateralized by substantially all of the assets of Viskase Limited, bears a variable interest rate and is payable in 16 equal semiannual installments that began in December 1992.

      Outstanding short-term and long-term debt consisted of:

                                                                              DECEMBER 28,     DECEMBER 29,
                                                                                  1995             1994
                                                                              ------------     ------------
Short-term debt and current maturity of long-term debt:
  Current maturity of Viskase Limited Term Loan (4.7%) ..................       $2,033            $ 1,882
  Other .................................................................        4,064              5,096
                                                                                ------            -------
  Total short-term debt .................................................       $6,097            $ 6,978
                                                                                ======            =======

Long-term debt:
  Bank Credit Agreement:
    Multicurrency Loan due 1999 (8.9%)  .................................                           4,924
  Viskase Limited Term Loan (4.7%) ......................................        7,115              8,466
  Other .................................................................          606                633
                                                                                ------            -------
  Total long-term debt ..................................................       $7,721            $14,023
                                                                                ======            =======

      The fair value of the Company's debt obligation is estimated based upon the quoted market prices for the same or similar issues or on the current rates offered to the Company for the debt of the same remaining maturities. At December 29, 1994, the fair value of debt obligations approximated their carrying value.

      Aggregate maturities of remaining long-term debt for each of the next five fiscal years are:

                                                                                               TOTAL
                                                                                              -------
         1996 ...........................................................................     $2,612
         1997 ...........................................................................      2,383
         1998 ...........................................................................      2,233
         1999 ...........................................................................      2,033
         2000 ...........................................................................      1,016


9.    OPERATING LEASES (DOLLARS IN THOUSANDS)

      The Company has operating lease agreements for machinery, equipment and facilities. The majority of the facilities leases require the Company to pay maintenance, insurance and real estate taxes.

      Future minimum lease payments for operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 28, 1995, are:

         1996 ........................................................................        $1,357
         1997 ........................................................................         1,092
         1998 ........................................................................           886
         1999 ........................................................................           450
         2000 ........................................................................           372
         Total thereafter ............................................................
                                                                                              ------
         Total minimum lease payments ................................................        $4,157
                                                                                              ======

      Total rent expense during 1995, 1994 and 1993 amounted to $3,750, $2,350 and $2,140, respectively.

10.   RETIREMENT PLANS (DOLLARS IN THOUSANDS)

      The Company maintains various pension and statutory separation pay plans for its European employees. The expense for these plans in 1995, 1994 and 1993 was $1,383, $1,043 and $864, respectively. As of their most recent valuation dates, in plans where vested benefits exceeded plan assets, the actuarially computed value of vested benefits exceeded those plans' assets by approximately $2,856; conversely, plan assets exceeded the vested benefits in certain other plans by approximately $2,346.

      The Company's postretirement benefits are not material.


11.   CONTINGENCIES (DOLLARS IN THOUSANDS)

      The Company and its subsidiaries are involved in various legal proceedings arising out of its business and other environmental matters, none of which is expected to have a material adverse effect upon its results of operations, cash flows or financial position.


12.   INCOME TAXES (DOLLARS IN THOUSANDS)

      The provision (benefit) for income taxes consisted of:

                                                             DECEMBER 30,     JANUARY 1,      JANUARY 1,
                                                               1994 TO            TO              TO
                                                             DECEMBER 29,    DECEMBER 29,    DECEMBER 31,
                                                                 1995            1994            1993
                                                             ------------    ------------    ------------
Current:
  Federal ..............................................      $ 1,316         $ 4,479           $1,368
  Foreign ..............................................          950           4,652            2,453
  State and local ......................................          243             766              258
                                                              -------         -------           ------
                                                                2,509           9,897            4,079
                                                              -------         -------           ------
Deferred:
  Federal ..............................................        2,098             128           (1,434)
  Foreign ..............................................
                                                              -------         -------           ------
  State and local ......................................        2,908             128           (1,434)
                                                              -------         -------           ------
                                                              $ 4,607         $10,025           $2,645
                                                              =======         =======           ======


      A reconciliation from the statutory federal tax rate to the consolidated effective tax rate follows:

                                                             DECEMBER 30,     JANUARY 1,      JANUARY 1,
                                                               1994 TO            TO              TO
                                                             DECEMBER 28,    DECEMBER 29,    DECEMBER 31,
                                                                 1995            1994            1993
                                                             ------------    ------------    ------------
Statutory federal tax rate .................................     35.0%           35.0%            35.0%
Increase (decrease) in tax rate due to:
  State and local taxes net of related federal tax benefit..      2.3             2.5              6.4
  Net effect of taxes relating to foreign operations........     30.4            11.1             61.6
  Other ....................................................       .4             1.6             (2.8)
                                                                 ----            ----           ------
Consolidated effective tax rate ............................     68.1%           50.2%           100.2%
                                                                 ====            ====           ======

      Temporary differences and carryforwards which give rise to a significant portion of deferred tax assets and liabilities for 1995 are as follows:



                                                    TEMPORARY DIFFERENCE                TAX EFFECTED
                                                ------------------------------    ------------   -------------
                                                 DEFERRED TAX     DEFERRED TAX    DEFERRED TAX    DEFERRED TAX
                                                    ASSETS         LIABILITIES       ASSETS        LIABILITIES
                                                -------------     ------------    ------------   -------------
Depreciation basis differences ...............                     $72,219                         $25,717
Pension and healthcare........................                         600                             220
Other accruals, reserves, and other...........      $ 648              399          $ 216              174
                                                    -----          -------          -----          -------
                                                    $ 648          $73,218          $ 216          $26,111
                                                    =====          =======          =====          =======

      At December 28, 1995, the Company had $11,136 of undistributed earnings of foreign subsidiaries considered permanently invested for which deferred taxes have not been provided.

      Domestic earnings or (losses) after extraordinary gain or loss and before income taxes were approximately $3,937, $12,634 and $4,373 in 1995, 1994 and 1993, respectively. Foreign earnings or (losses) before income taxes were approximately $2,832, $7,329 and $(1,733) in 1995, 1994 and 1993, respectively.

13.   RESEARCH AND DEVELOPMENT COSTS (DOLLARS IN THOUSANDS)

      Research and development costs are expensed as incurred and totaled $1,106, $1,562 and $1,180, for 1995, 1994, and 1993, respectively.


14.   RELATED PARTY TRANSACTIONS (DOLLARS IN THOUSANDS)

INTERCOMPANY LOANS AND ADVANCES:

                                                                   DECEMBER 28,             DECEMBER 29,
                                                                      1995                      1994
                                                                   -----------              -----------
Viskase S.A. 12% promissory note due to Envirodyne .............     $25,142
Viskase S.A. promissory note due to Envirodyne .................      17,440                  $35,249
Accrued interest on Viskase S.A. promissory note ...............          83                    1,688
Viskase United Kingdom Limited promissory note
  due to Envirodyne, including accrued interest ................         419                    2,919
Advances:
  Envirodyne to Viskase S.A. ...................................
  Viskase Corporation to Viskase Holding Corporation ...........      38,010                   38,010
                                                                     -------                  -------
                                                                     $81,094                  $77,866
                                                                     =======                  =======

      The Viskase S.A. 12% promissory note due to Envirodyne is payable on demand. Interest is payable semiannually on June 30 and December 31.

      The Viskase S.A. promissory note due to Envirodyne is payable on demand and bears interest at a rate of 10.00%. Interest is payable semiannually on June 30 and December 31.

      The $2.5 million Viskase United Kingdom Limited promissory note due to Envirodyne is payable on demand and bears interest at a rate of 8.00%. The promissory note was repaid in 1995.

      The Viskase Corporation advance to Viskase Holding Corporation is payable on demand.

LICENSE AGREEMENTS

      Viskase Holding Corporation has been granted the right to license Viskase Corporation's patents and technology pursuant to a license agreement between Viskase Corporation and Viskase Holding Corporation.

INTERCOMPANY TRANSACTIONS

      In 1995, 1994 and 1993, the Company paid $1,022, $756 and $752, respectively, to Viskase Corporation for management services. During 1995, 1994 and 1993, the Company accrued $687, $100 and $100, respectively, payable to Envirodyne for management services.

      During 1995, 1994 and 1993, the Company purchased semi-finished and finished inventory from Viskase Sales Corporation in the amount of $26,953, $23,114 and $15,439, respectively. In addition, during 1995, 1994 and 1993, the Company had sales of inventory to Viskase Sales Corporation in the amount of $7,329, $5,632 and $1,338, respectively.


15.   FAIR VALUE OF FINANCIAL INSTRUMENTS

      The following table presents the carrying value and estimated fair value as of December 28, 1995 of the Company's financial instruments. (Refer to Notes 3 and 8.)


                                                 CARRYING       ESTIMATED
                                                  VALUE        FAIR  VALUE
                                                 --------      -----------
Assets:
   Cash and equivalents. . . . . . . . . . .      $11,826         $11,826
   Foreign currency contracts. . . . . . . .        3,397           3,377
Liabilities:
   Long-term debt. . . . . . . . . . . . . .        7,721           7,721

                                                                     SCHEDULE II



                 ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES

                      VALUATION AND QUALIFYING ACCOUNTS

                                (IN THOUSANDS)


                                             BALANCE AT   PROVISION                                           BALANCE
                                             BEGINNING    CHARGED TO                                          AT END
DESCRIPTION                                  OF PERIOD     EXPENSE      WRITE-OFFS   RECOVERIES   OTHER(1)   OF PERIOD
- -----------                                  ----------   -----------   ----------   ----------   --------   ---------


1995  for the year ended
  December 28
  Allowance for doubtful accounts............   $2,136      $1,403        $  (472)     $  6         $151       $3,224

1994  for the year ended
  December 29
  Allowance for doubtful accounts............    2,872         939         (1,824)       21          128        2,136

1993  for the year ended
  December 31
  Allowance for doubtful accounts............    2,175       1,166           (334)       70         (205)       2,872

1995  for the year ended
  December 28
  Reserve for obsolete and
  slow moving inventory......................    5,353       1,264         (2,868)                    69        3,818

1994  for the year ended
  December 29
  Reserve for obsolete and
  slow moving inventory......................    5,425       2,936         (3,123)                   115        5,353

1993  for the year ended
  December 31
  Reserve for obsolete and
  slow moving inventory......................    3,178       4,973         (2,660)                   (66)       5,425


- --------------------
(1)   Foreign currency translation.

                     UNAUDITED INTERIM FINANCIAL STATEMENTS

                  ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS


                                                       March 28,               December 28,
                                                         1996                      1995
                                                   ----------------          ---------------
                                                                 (in thousands)
ASSETS
  Current assets:
    Cash and equivalents                                $ 23,002                   $ 30,325
    Receivables, net                                      86,348                     89,454
    Inventories                                          105,239                     99,474
    Other current assets                                  32,073                     21,646
                                                        --------                   --------
        Total current assets                             246,662                    240,899

  Property, plant and equipment,
    including those under capital leases                 549,638                    545,491
    Less accumulated depreciation
      and amortization                                    86,604                     75,987
                                                        --------                   --------
    Property, plant and equipment, net                   463,034                    469,504

  Deferred financing costs                                 7,448                      8,090
  Other assets                                            44,327                     45,589
  Excess reorganization value                            132,889                    135,485
                                                        --------                   --------
                                                        $894,360                   $899,567
                                                        ========                   ========


LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities:
    Short-term debt including current portion
      of long-term debt and obligations
      under capital leases                              $ 12,014                   $ 12,504
    Accounts payable                                      41,429                     39,117
    Accrued liabilities                                   78,851                     67,553
                                                        --------                   --------
        Total current liabilities                        132,294                    119,174

  Long-term debt including obligations
    under capital leases                                 523,113                    530,181

  Accrued employee benefits                               55,944                     55,626
  Deferred and noncurrent income taxes                    73,156                     77,490

  Commitments and contingencies

  Stockholders' equity:
    Preferred stock, $.01 par value;
      none outstanding
    Common stock, $.01 par value;
      14,479,721 shares issued and
      outstanding at March 28, 1996 and
      13,579,460 shares at December 28, 1995                 145                        136
    Paid in capital                                      134,855                    134,864
    Accumulated (deficit)                                (31,058)                   (25,131)
    Cumulative foreign currency
      translation adjustments                              5,911                      7,227
                                                        --------                   --------
        Total stockholders' equity                       109,853                    117,096
                                                        --------                   --------
                                                        $894,360                   $899,567
                                                        ========                   ========

   The accompanying notes are an integral part of the consolidated financial statements.

                  ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                      Three Months  Ended
                                                              ----------------------------------
                                                                  March 28,          March 30,
                                                                    1996               1995
                                                              ---------------     --------------
                                                               (in thousands, except for number
                                                               of shares and per share amounts)
NET SALES                                                        $159,736             $155,824

COSTS AND EXPENSES
  Cost of sales                                                   119,709              114,955
  Selling, general
    and administrative                                             26,642               28,270
  Amortization of intangibles
    and excess reorganization value                                 4,091                3,910
                                                                 --------            ---------
OPERATING INCOME                                                    9,294                8,689

  Interest income                                                     391                   64
  Interest expense                                                 14,876               13,434
  Other expense (income), net                                       3,036                 (591)
                                                                 --------            ---------

(LOSS) BEFORE INCOME TAXES                                         (8,227)              (4,090)

  Income tax provision (benefit)                                   (2,300)                (195)
                                                                 --------            ---------
NET (LOSS)                                                       $ (5,927)           $  (3,895)
                                                                 ========            =========


WEIGHTED AVERAGE
  COMMON SHARES                                                13,737,748           13,515,000

PER SHARE AMOUNTS:

NET (LOSS)                                                          $(.43)            $  (.29)
                                                                    =====             =======





   The accompanying notes are an integral part of the consolidated financial statements.

                  ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                      Three Months Ended
                                                             ----------------------------------
                                                                March 28,           March 30,
                                                                  1996                1995
                                                             -------------       --------------
                                                                       (in thousands)
Cash flows from operating activities:
  Net (loss)                                                    $ (5,927)            $ (3,895)
  Adjustments to reconcile net (loss)
    to net cash provided by operating activities:
      Depreciation and amortization under capital lease           10,974                9,986
      Amortization of intangibles and excess
        reorganization value                                       4,091                3,910
      Amortization of deferred financing fees and discount           579                  549
      Increase (decrease) in deferred and
          noncurrent income taxes                                 (3,866)                (907)
      Foreign currency transaction loss (gain)                        47               (1,586)
      (Gain) on sales of property, plant and equipment                (2)

      Changes in operating assets and liabilities:
          Accounts receivable                                      2,307                 (438)
          Inventories                                             (6,212)             (12,192)
          Other current assets                                   (10,558)             (10,615)
          Accounts payable and accrued liabilities                14,243                  254
          Other                                                      191                  398
                                                                --------             --------
      Total adjustments                                           11,794              (10,641)
                                                                --------             --------

          Net cash provided by operating activities                5,867              (14,536)

Cash flows from investing activities:
  Capital expenditures                                            (6,543)              (7,631)
  Proceeds from sale of property, plant and equipment                 49
                                                                --------              -------
          Net cash (used in) investing activities                 (6,494)              (7,631)

Cash flows from financing activities:
  Proceeds from revolving loan and long-term borrowings                                42,249
  Deferred financing costs                                                               (464)
  Repayment of revolving loan, long-term borrowings
    and capital lease obligation                                  (7,202)             (19,973)
                                                                --------             --------
          Net cash provided by financing activities               (7,202)              21,812

Effect of currency exchange rate changes on cash                     506                  275
                                                                --------             --------
Net (decrease) in cash and equivalents                            (7,323)                 (80)
Cash and equivalents at beginning of period                       30,325                7,289
                                                                --------             --------
Cash and equivalents at end of period                           $ 23,002             $  7,209
                                                                ========             ========

- ----------------------------------------------------------------------------------------------

Supplemental cash flow information:
  Interest paid                                                  $13,379              $16,330
  Income taxes paid                                              $   453              $ 1,405

   The accompanying notes are an integral part of the consolidated financial statements.

                  ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. INVENTORIES (dollars in thousands)

Inventories consisted of:

                                                          March 28,                 December 28,
                                                            1996                        1995
                                                         -----------              ---------------
Raw materials                                             $ 17,605                    $ 17,150
Work in process                                             32,695                      32,800
Finished products                                           54,939                      49,524
                                                          --------                     -------

                                                          $105,239                    $ 99,474
                                                          ========                    ========

Approximately 56% of the inventories at March 28, 1996 were valued at Last-In, First-Out (LIFO). These LIFO values exceeded current manufacturing cost by approximately $5 million at March 28, 1996.


2. DEBT OBLIGATIONS (dollars in thousands)

On June 20, 1995, Envirodyne Industries, Inc. (Envirodyne or the Company) completed the sale of $160,000 aggregate principal amount of senior secured notes pursuant to an indenture dated June 20, 1995 (Indenture) consisting of
(i) $151,500 of 12% Senior Secured Notes due 2000 and (ii) $8,500 of Floating Rate Senior Secured Notes due 2000 (collectively, the Senior Secured Notes). Envirodyne used the net proceeds of the offering primarily to refinance senior bank debt and pay transaction fees and expenses. Concurrently with the June 20, 1995 financing, Envirodyne entered into a $20,000 domestic revolving credit facility (Revolving Credit Facility) and a $28,000 letter of credit facility (Letter of Credit Facility). The Senior Secured Notes and the obligations under the Revolving Credit Facility and the Letter of Credit Facility are guaranteed by Envirodyne's significant domestic subsidiaries and secured by a collateral pool (Collateral Pool) comprised of: (i) all domestic accounts receivable (including intercompany receivables) and inventory; (ii) all patents, trademarks and other intellectual property (subject to non-exclusive licensing agreements); (iii) substantially all domestic fixed assets (other than assets subject to a lease agreement with General Electric Capital Corporation); and
(iv) a senior pledge of 100% of the capital stock of Envirodyne's significant domestic subsidiaries and 65% of the capital stock of Viskase S.A. Such guarantees and security are shared by the holders of the Senior Secured Notes and the holders of the obligations under the Revolving Credit Facility on a pari passu basis pursuant to an intercreditor agreement. Pursuant to such intercreditor agreement, the security interest of the holders of the obligations under the Letter of Credit Facility has priority over all other liens on the Collateral Pool.

The Company finances its working capital needs through a combination of cash generated through operations and borrowings under the Revolving Credit Facility. The availability of funds under the Revolving Credit Facility is subject to the Company's compliance with certain covenants (which are substantially similar to those included in the Indenture), borrowing base limitations measured by accounts receivable and inventory of the Company and reserves which may be established at the discretion of the lenders. Currently, there are no drawings under the Revolving Credit Facility. The available borrowing capacity under the Revolving Credit Facility was $20 million at March 28, 1996.

The Company recognized an extraordinary loss of $6,778 representing the write-off of deferred financing fees related to the June 20, 1995 debt refinancing. The extraordinary loss, net of applicable income taxes of $2,582, was included in the Company's Statement of Operations for the quarter ended June 29, 1995.

The $151,500 tranche of Senior Secured Notes bears interest at a rate of 12% per annum and the $8,500 tranche bears interest at a rate equal to the six month London Interbank Offered Rate (LIBOR) plus 575 basis points. The interest rate on the floating rate tranche is approximately 11.4%. The interest rate on the floating rate tranche is reset semi-annually on June 15 and December 15. Interest on the Senior Secured Notes is payable each June 15 and December 15.

On June 15, 1999, $80,000 of Senior Secured Notes is subject to a mandatory redemption. The remaining principal amount outstanding will mature on June 15, 2000.

In the event the Company has Excess Cash Flow (as defined) in excess of $5,000 in any fiscal year, Envirodyne is required to make an offer to purchase Senior Secured Notes together with any borrowed money obligations outstanding under the Revolving Credit Facility, on a pro rata basis, in an amount equal to the Excess Cash Flow at a purchase price of 100% plus any accrued interest to the date of purchase. There was no Excess Cash Flow for fiscal 1995.

The Senior Secured Notes are redeemable, in whole or from time to time in part, at Envirodyne's option, at the greater of (i) the outstanding principal amount or (ii) the present value of the expected future cash flows from the Senior Secured Notes discounted at a rate equal to the Treasury Note yield corresponding closest to the remaining average life of the Senior Secured Notes at the time of prepayment plus 100 basis points; plus accrued interest thereon to the date of purchase.

Upon the occurrence of a Change of Control (which includes the acquisition by any person of more than 50% of Envirodyne's Common Stock), each holder of the Senior Secured Notes has the right to require the Company to repurchase such holder's Senior Secured Notes at a price equal to the greater of (i) the outstanding principal amount or (ii) the present value of the expected cash flows from the Senior Secured Notes discounted at a rate equal to the Treasury Note yield corresponding closest to the remaining average life of the Senior Secured Notes at the time of prepayment plus 100 basis points; plus accrued interest thereon to the date of purchase.

The Indenture contains covenants with respect to Envirodyne and its subsidiaries limiting (subject to a number of important qualifications), among other things, (i) the ability to pay dividends or redeem or repurchase common stock, (ii) the incurrence of indebtedness, (iii) the creation of liens, (iv) certain affiliate transactions and (v) the ability to consolidate with or merge into another entity and to dispose of assets.

Borrowings under the Revolving Credit Facility bear interest at a rate per annum equal to the three month London Interbank Offered Rate (LIBOR) on the first day of each calendar quarter plus 300 basis points. The Revolving Credit Facility expires on June 20, 1998.

Envirodyne has entered into interest rate agreements that cap $50 million of interest rate exposure at an average LIBOR rate of 6.50% until January 1997. These interest rate cap agreements were entered into under terms of the senior bank financing that was repaid on June 20, 1995. Interest expense includes $153 of amortization of the interest rate cap premium during the three-month period ended March 28, 1996. Envirodyne has not received any payments under the interest rate protection agreements.

The Letter of Credit Facility expires on June 20, 1998. Fees on the outstanding amount of letters of credit are 2.0% per annum, with an issuance fee of 0.5% on the face amount of the letter of credit. There is a commitment fee of 0.5% per annum on the unused portion of the Letter of Credit Facility.

Had the refinancing taken place at the beginning of 1995, the pro forma Envirodyne consolidated statement of operations would have been:

               (in thousands, except for number of shares and per share amounts)

                                                  Pro Forma Three Months
                                                  Ended March 30, 1995
                                                ------------------------
Net sales                                               $155,824
  Cost of sales                                          114,955
  Selling, general and administrative                     28,270
  Amortization of intangibles and
    excess reorganization cost                             3,910
                                                        --------
Operating income                                           8,689
  Interest income                                             64
  Interest expense                                        14,981
  Other expense (income), net                               (591)
                                                        --------
(Loss) before income taxes                                (5,637)
  Income tax (benefit)                                      (798)
                                                        --------
Net (loss)                                              $ (4,839)
                                                        ========

Weighted average common shares                        13,515,000
Net (loss) per share                                       $(.36)
                                                           =====

The pro forma information reflects the change in interest expense and related tax effect due to the issuance of $160 million principal amount of Senior Secured Notes and the refinancing of the Company's bank debt.

The $219,262 principal amount of 10-1/4% Notes were issued pursuant to an Indenture dated as of December 31, 1993 (10-1/4% Note Indenture) between Envirodyne and Bankers Trust Company, as Trustee. The 10-1/4% Notes are the unsecured senior obligations of Envirodyne, bear interest at the rate of 10-1/4% per annum, payable on each June 1 and December 1, and mature on December 1, 2001. The 10-1/4% Notes are redeemable, in whole or from time to time in part, at the option of Envirodyne, at the percentages of principal amount specified below plus accrued and unpaid interest to the redemption date, if the 10-1/4% Notes are redeemed during the twelve-month period commencing on January 1 of the following years:

                      Year                              Percentage
                      ----                              ----------
                      1996                                 104%
                      1997                                 103%
                      1998                                 102%
                      1999                                 101%
                      2000 and thereafter                  100%

The 10-1/4% Note Indenture contains covenants with respect to Envirodyne and its subsidiaries limiting (subject to a number of important qualifications), among other things, (i) the ability to pay dividends on or redeem or repurchase capital stock, (ii) the incurrence of indebtedness, (iii) certain affiliate transactions and (iv) the ability of the Company to consolidate with or merge with or into another entity or to dispose of substantially all its assets.

Outstanding short-term and long-term debt consisted of:

                                                                          March 28,     December 28,
                                                                            1996            1995
                                                                         ----------     ------------
Short-term debt, current maturity of long-term
  debt, and capital lease obligation:

  Current maturity of Viskase Capital Lease Obligation                     $ 6,633          $ 6,012
  Current maturity of Viskase Limited Term Loan (4.7%)                       1,977            2,033
  Other                                                                      3,404            4,459
                                                                          --------        ---------

             Total short-term debt                                         $12,014          $12,504
                                                                           =======          =======

Long-term debt:

  12% Senior Secured Notes due 2000                                       $160,000         $160,000
  10.25% Senior Notes due 2001                                             219,262          219,262
  Viskase Capital Lease Obligation                                         134,549          141,182
  Viskase Limited Term Loan (4.7%)                                           6,917            7,115
  Other                                                                      2,385            2,622
                                                                          --------        ---------

             Total long-term debt                                         $523,113         $530,181
                                                                          ========         ========



The fair value of the Company's debt obligation (excluding capital lease obligation) is estimated based upon the quoted market prices for the same or similar issues or upon the current rates offered to the Company for the debt of the same remaining maturities. At March 28, 1996 the carrying amount and estimated fair value of debt obligations (excluding capital lease obligation) were $391,974 and $348,818, respectively.

On December 28, 1990, Viskase and GECC entered into a sale and leaseback transaction. The sale and leaseback of assets included the production and finishing equipment at Viskase's four domestic casing production and finishing facilities. The facilities are located in Chicago, Illinois; Loudon, Tennessee; Osceola, Arkansas and Kentland, Indiana. Viskase, as the Lessee under the relevant agreements, continues to operate all of the facilities. The lease has been accounted for as a capital lease.

The principal terms of the sale and leaseback transaction include: (a) a 15-year basic lease term (plus selected renewals at Viskase's option), (b) annual rent payments in advance beginning in February 1991, and (c) a fixed price purchase option at the end of the basic 15-year term and fair market purchase options at the end of the basic term and each renewal term. Further, the Lease Documents contain covenants requiring maintenance by the Company of certain financial ratios and restricting the Company's ability to pay dividends, make payments to affiliates, make investments and incur indebtedness.

Annual rental payments under the Lease will be approximately $19.2 million through 1997, $21.4 million in 1998 and $23.5 million through the end of the basic 15-year term. Viskase is required to provide credit support consisting of a standby letter of credit in an amount up to one year's rent through at least 1997.

This credit support can be reduced up to $4 million currently if the Company achieves and maintains certain financial ratios. As of March 28, 1996 the Company had met the required financial ratios and the letter of credit has been reduced by $4 million. The letter can be further reduced in 1997 or eliminated after 1998 if the Company achieves and maintains certain financial ratios. Envirodyne and its other principal subsidiaries guaranteed the obligations of Viskase under the Lease.

The 1996 rental payment of $19,227 was paid on February 28, 1996. Principal payments under the capital lease obligation for the years ended 1996 through 1999 range from approximately $6 million to $14 million.

Aggregate maturities of remaining long-term debt for each of the next five fiscal years are:

                                                          Total
                                                     ---------------
             1996                                       $ 9,019
             1997                                         9,418
             1998                                        12,313
             1999                                        95,477
             2000                                        95,669

3.  CONTINGENCIES (dollars in thousands)

A class action lawsuit by former employees of subsidiary corporations comprising most of the Company's former steel and mining division (SMD) was pending as of the commencement of the bankruptcy case in which the plaintiffs were seeking substantial damages. In March 1996, Envirodyne completed a settlement of the lawsuit under which Envirodyne was released and discharged from all claims in exchange for 900,000 shares of Envirodyne common stock without any admission or finding of liability or wrongdoing.

Litigation has been initiated with respect to events arising out of the bankruptcy cases and the 1989 acquisition of Envirodyne by Emerald Acquisition Corporation (Emerald) with respect to which, although Envirodyne is not presently a party to such litigation, certain defendants have asserted indemnity rights against Envirodyne. In ARTRA Group Incorporated v. Salomon Brothers Holding Company Inc, Salomon Brothers Inc, D.P. Kelly & Associates, L.P., Donald P. Kelly, Charles K. Bobrinskoy, James L. Massey, William Rifkind and Michael Zimmerman, Case No. 93 A 1616, United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (Bankruptcy Court), ARTRA Group Incorporated (ARTRA) alleges breach of fiduciary duty and tortious inference in connection with the negotiation and consummation of Envirodyne's plan of reorganization (Plan of Reorganization) in 1993. In ARTRA Group Incorporated v. Salomon Brothers Holding Company Inc, Salomon Brothers Inc, D.P. Kelly & Associates, L.P., Donald P. Kelly, Charles K. Bobrinskoy and Michael Zimmerman, Case No. 93 L 2198, Circuit Court of the Eighteenth Judicial Circuit, County of DuPage, State of Illinois, ARTRA alleges breach of fiduciary duty, fraudulent and negligent misrepresentation and breach of contract in connection with the 1989 acquisition of Envirodyne by Emerald. The plaintiff seeks damages in the total amount of $136.2 million plus interest and punitive damages of $408.6 million. D.P. Kelly & Associates, L.P. and Messrs. Kelly, Bobrinskoy, Massey, Rifkind and Zimmerman have asserted common law and contractual rights of indemnity against Envirodyne for attorneys' fees, costs and any ultimate liability relating to the claims set forth in the complaints. Envirodyne is continuing its evaluation of the merits of the indemnification claims against Envirodyne and the underlying claims in the litigation. Upon the undertaking of D.P. Kelly & Associates, L.P. to repay such funds in the event it is ultimately determined that there is no right to indemnity, Envirodyne is advancing funds to D.P. Kelly & Associates, L.P. and Mr. Kelly for the payment of legal fees in the case pending before the Bankruptcy Court. Although the Company is not a party to either case, the Company believes that the plaintiff's claims raise similar factual issues to those raised in the Envirodyne bankruptcy case which, if adjudicated in a manner similar to that in the Envirodyne bankruptcy case, would render it difficult for the plaintiff to establish liability. Accordingly, the Company believes that the indemnification claims would not have a material adverse effect upon the business or financial position of the Company, even if the claimants were ultimately successful in establishing their right to indemnification.

Certain of Envirodyne's stockholders prior to the acquisition of Envirodyne by Emerald failed to exchange their certificates representing old Envirodyne common stock for the $40 per share cash merger consideration specified by the applicable acquisition agreement. In the Envirodyne bankruptcy case, Envirodyne sought to equitably subordinate the claims of the holders of untendered shares, so that such holders would not receive a distribution under the Plan of Reorganization. The Bankruptcy Court granted Envirodyne's motion for summary judgment and equitably subordinated the claims of the holders of untendered shares to the claims of other general unsecured creditors. Certain of the affected holders appealed and both the U.S. District Court and the U.S. Seventh Circuit Court of Appeals affirmed the Bankruptcy Court decision. The time period for further appeal has not passed. Envirodyne believes that even in the event of further appeal, if any, and reversal of the prior decisions, the maximum number of shares of common stock that it would be required to issue to such claimants is approximately 106,000.

Clear Shield National, Inc. and some of its employees have received subpoenas from the Antitrust Division of the United States Department of Justice relating to a grand jury investigation of the disposable plastic cutlery industry. The U.S. Department of Justice has advised a former officer and an existing employee that they are targets of the investigation. Both individuals were invited to appear and testify before the grand jury but both declined. Clear Shield National is cooperating fully with the investigation.

In February 1996 Clear Shield National and three other plastic cutlery manufacturers were named as defendants in the following three civil complaints:
Eisenberg Brothers, Inc., on behalf of itself and all others similarly situated, v. Amcel Corp., Clear Shield National, Inc., Dispoz-O Plastics Corp. and Benchmark Holdings, Inc. t/a Winkler Products, Civil Action No. 96-728, United States District Court for the Eastern District of Pennsylvania; St. Cloud Restaurant Supply Company v. Amcel Corp., Clear Shield National, Inc., Dispoz-O Plastics Corp. and Benchmark Holdings, Inc. t/a Winkler Products, Case No. 96C 0777, United States District Court for the Northern District of Illinois, Eastern Division; and Servall Products, Inc., on behalf of itself and all others similarly situated, v. Amcel Corporation, Clear Shield National, Inc., Dispoz-O Plastics Corporation and Benchmark Holdings, Inc. t/a Winkler Products, Civil Action No. 96-1116, United States District Court for the Eastern District of Pennsylvania. Each of the complaints alleges, among other things, that from October 1990 through April 1992 the defendants unlawfully conspired to fix the prices at which plastic cutlery would be sold. The Company has informed the plaintiffs that such claims as they relate to Clear Shield were discharged by the order of the Bankruptcy Court and Plan of Reorganization and that the plaintiffs are permanently enjoined from pursuing legal action to collect discharged claims.

On February 27, 1996, the plaintiff in the St. Cloud case voluntarily dismissed the action without prejudice and refiled its action in the U.S. District Court for the Eastern District of Pennsylvania but did not name Clear Shield National as a defendant. On March 14, 1996, Eisenberg Brothers Inc. filed a motion in Clear Shield National's Bankruptcy proceeding in the U.S. Bankruptcy Court for the Northern District of Illinois, Eastern Division. Eisenberg Brothers Inc.'s motion contends that the Bankruptcy Court's order did not discharge the plaintiff's claim.

The Company and its subsidiaries are involved in various legal proceedings arising out of its business and other environmental matters, none of which is expected to have a material adverse effect upon its results of operations, cash flows or financial position.

4.  CAPITAL STOCK, PAID IN CAPITAL, AND WARRANTS

On February 23, 1996, the United States Bankruptcy Court for the Northern District of Illinois, Eastern District entered an order approving a settlement agreement resolving all claims of the former union employees of Wisconsin Steel Company which shut down in March 1980. Under terms of the approved settlement of Frank Lumpkin, et al. v. Envirodyne Industries, Inc. (Lumpkin) and without any admission or finding of liability or wrongdoing, Envirodyne was released and discharged from all claims in exchange for 900,000 shares of common stock. The distribution is in accordance with the terms of Envirodyne's Plan of Reorganization under which common stock was distributed to Envirodyne's general unsecured creditors in satisfaction of their allowed claims.

The Company issued additional shares of common stock for the Lumpkin settlement and to the holders of general unsecured claims of Envirodyne (as opposed to the subsidiaries of Envirodyne) under the terms of the Plan of Reorganization. The total number of shares outstanding after issuance of common stock for the Lumpkin settlement and for the additional distribution to holders of general unsecured claims of Envirodyne is 14,479,721.

Under the terms of the Plan of Reorganization, Envirodyne issued warrants to purchase 10% of the fully diluted common stock. The issuance of common stock pursuant to the Lumpkin settlement, together with other issuances of common stock since the consummation of the Plan of Reorganization, caused an adjustment to the exercise price of the warrants and the number of shares of common stock for which a warrant is exercisable. The exercise price was adjusted from $17.25 to $16.08 per share and the number of common shares for which each warrant is exercisable was adjusted from 1.000 share to 1.073 shares.

5.  SUBSIDIARY GUARANTORS

Envirodyne's payment obligations under the Senior Secured Notes are fully and unconditionally guaranteed on a joint and several basis (collectively, Subsidiary Guarantees) by Viskase Corporation, Viskase Holding Corporation, Viskase Sales Corporation, Clear Shield National, Inc., Sandusky Plastics, Inc. and Sandusky Plastics of Delaware, Inc., each a direct or indirect wholly-owned subsidiary of Envirodyne and each a "Guarantor." These subsidiaries represent substantially all of the operations of Envirodyne conducted in the United States. The remaining subsidiaries of Envirodyne generally are foreign subsidiaries or otherwise relate to foreign operations.

The obligations of each Guarantor under its Subsidiary Guarantee are the senior obligation of such Guarantor, and are collateralized, subject to certain permitted liens, by substantially all of the domestic assets of the Guarantor and, in the case of Viskase Holding Corporation, by a pledge of 65% of the capital stock of Viskase S.A. The Subsidiary Guarantees and security are shared with the lenders under the Revolving Credit Agreement on a pari passu basis and are subject to the priority interest of the holders of obligations under the Letter of Credit Facility, each pursuant to an intercreditor agreement.

The following consolidating condensed financial data illustrate the composition of the combined Guarantors. No single Guarantor has any significant legal restrictions on the ability of investors or creditors to obtain access to its assets in the event of default on the Subsidiary Guarantee other than its subordination to senior indebtedness described above. Separate financial statements of the Guarantors are not presented because management has determined that these would not be material to investors. Based on the book value and the market value of the pledged securities of Viskase Corporation, Viskase Sales Corporation, Clear Shield National, Inc., Sandusky Plastics, Inc. and Sandusky Plastics of Delaware, Inc., these Subsidiary Guarantors do not constitute a substantial portion of the collateral and, therefore, the separate financial statements of these subsidiaries have not been provided. Separate unaudited interim financial statements of Viskase Holding Corporation are being filed within this quarterly report.

Investments in subsidiaries are accounted for by the parent and Subsidiary Guarantors on the equity method for purposes of the supplemental consolidating presentation. Earnings of subsidiaries are therefore reflected in the parent's and Subsidiary Guarantors' investment accounts and earnings. The principal elimination entries eliminate investments in subsidiaries and intercompany balances and transactions.

                  ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES
                          CONSOLIDATING BALANCE SHEETS
                                 MARCH 28, 1996

                                                           Guarantor     Nonguarantor                      Consolidated
                                               Parent    Subsidiaries    Subsidiaries    Eliminations (1)     Total
                                              --------   ------------    ------------    ----------------  -------------
                                                                        (in thousands)
ASSETS
  Current assets:
    Cash and equivalents                     $ 16,489         $ (1,923)       $  8,436                      $ 23,002
    Receivables and advances, net              73,219           67,508          52,060       $ (106,439)      86,348
    Inventories                                                 68,570          38,124           (1,455)     105,239
    Other current assets                          510           22,090           9,473                        32,073
                                             --------         --------        --------        ---------     --------

      Total current assets                     90,218          156,245         108,093         (107,894)     246,662

Property, plant and equipment including
  those under capital lease                       265          400,668         148,705                       549,638
  Less accumulated depreciation
    and amortization                              176           63,569          22,859                        86,604
                                             --------         --------        --------        ---------     --------
Property, plant and equipment, net                 89          337,099         125,846                       463,034

Deferred financing costs                        6,497                              951                         7,448
Other assets                                                    42,672           1,655                        44,327
Investment in subsidiaries                     71,972          117,371                         (189,343)
Excess reorganization value                                     93,152          39,737                       132,889
                                             --------         --------        --------        ---------     --------
                                             $168,776         $746,539        $276,282        $(297,237)    $894,360
                                             ========         ========        ========        =========     ========

LIABILITIES & STOCKHOLDERS' EQUITY
  Current liabilities:
    Short-term debt including current
      portion of long-term debt and
      obligation under capital lease                          $  7,051        $  4,963                     $  12,014
    Accounts payable and advances             $    15           99,213          48,640       $ (106,439)      41,429
    Accrued liabilities                        19,868           36,273          22,710                        78,851
                                             --------         --------        --------        ---------     --------

      Total current liabilities                19,883          142,537          76,313         (106,439)     132,294

Long-term debt including obligation
  under capital lease                         379,262          136,462           7,389                       523,113

Accrued employee benefits                                       51,649           4,295                        55,944
Deferred and noncurrent income taxes           33,330           15,015          24,811                        73,156
Intercompany loans                           (373,552)         340,000          33,504               48

Commitments and contingencies

Stockholders' equity:
  Preferred stock, $.01 par value;
    none outstanding
  Common stock, $.01 par value;
    14,479,721 shares issued and
    outstanding                                   145                3          32,738          (32,741)         145
  Paid in capital                             134,855           87,899          87,871         (175,770)     134,855
  Accumulated earnings (deficit)              (31,058)         (32,889)          3,498           29,391      (31,058)
  Cumulative foreign currency
    translation adjustments                     5,911            5,863           5,863          (11,726)       5,911
                                             --------         --------        --------        ---------     --------
    Total stockholders' equity                109,853           60,876         129,970         (190,846)     109,853
                                             --------         --------        --------        ---------     --------
                                             $168,776         $746,539        $276,282        $(297,237)    $894,360
                                             ========         ========        ========        =========     ========

 (1)  Elimination of intercompany receivables, payables and investment accounts.

                  ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES
                          CONSOLIDATING BALANCE SHEETS
                               DECEMBER 28, 1995

                                                            Guarantor          Nonguarantor                      Consolidated
                                                Parent    Subsidiaries         Subsidiaries   Eliminations (1)      Total
                                              --------    ------------         ------------   ----------------   ------------
                                                                           (in thousands)
ASSETS
  Current assets:
    Cash and equivalents                     $ 18,013         $    486        $ 11,826                            $ 30,325
    Receivables and advances, net              52,462           70,458          57,082         $ (90,548)           89,454
    Inventories                                                 63,355          38,233            (2,114)           99,474
    Other current assets                          176           12,364           9,106                              21,646
                                             --------         --------        --------         ---------          --------

      Total current assets                     70,651          146,663         116,247           (92,662)          240,899

Property, plant and equipment including
  those under capital lease                       261          394,813         150,417                             545,491
  Less accumulated depreciation
    and amortization                              150           55,620          20,217                              75,987
                                             --------         --------        --------         ---------          --------
Property, plant and equipment, net                111          339,193         130,200                             469,504

Deferred financing costs                        7,048                            1,042                               8,090
Other assets                                                    43,720           1,869                              45,589
Investment in subsidiaries                     77,766          117,578                          (195,344)
Excess reorganization value                                     94,968          40,517                             135,485
                                             --------         --------        --------         ---------          --------

                                             $155,576         $742,122        $289,875         $(288,006)         $899,567
                                             ========         ========        ========         =========          ========

LIABILITIES & STOCKHOLDERS' EQUITY
  Current liabilities:
    Short-term debt including current
      portion of long-term debt and
      obligation under capital lease                            $6,407          $6,097                            $ 12,504
    Accounts payable and advances            $     80           78,848          50,737         $ (90,548)           39,117
    Accrued liabilities                         8,126           37,488          21,939                              67,553
                                             --------         --------        --------         ---------          --------

      Total current liabilities                 8,206          122,743          78,773           (90,548)          119,174

Long-term debt including obligation
  under capital lease                         379,262          143,198           7,721                             530,181

Accrued employee benefits                                       51,345           4,281                              55,626
Deferred and noncurrent income taxes           34,088           17,507          25,895                              77,490
Intercompany loans                           (383,076)         340,000          43,083                (7)

Commitments and contingencies

Stockholders' equity:
  Preferred stock, $.01 par value;
    none outstanding
  Common stock, $.01 par value;
    13,579,460 shares issued and
    outstanding                                   136                3          32,738           (32,741)              136
  Paid in capital                             134,864           87,899          87,871          (175,770)          134,864
  Accumulated earnings (deficit)              (25,131)         (27,752)          2,334            25,418           (25,131)
  Cumulative foreign currency
    translation adjustments                     7,227            7,179           7,179           (14,358)            7,227
                                             --------         --------        --------         ---------          --------
    Total stockholders' equity                117,096           67,329         130,122          (197,451)          117,096
                                             --------         --------        --------         ---------          --------

                                             $155,576         $742,122        $289,875         $(288,006)         $899,567
                                             ========         ========        ========         =========          ========

 (1)  Elimination of intercompany receivables, payables and investment accounts.

                  ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES
                     CONSOLIDATING STATEMENTS OF OPERATIONS
                     FOR THREE MONTHS ENDED MARCH 28, 1996

                                                                   Guarantor        Nonguarantor                        Consolidated
                                                  Parent         Subsidiaries       Subsidiaries       Eliminations        Total
                                                 -------         ------------       ------------       ------------     ------------
                                                                                    (in thousands)
NET SALES                                                          $102,481             $66,212          $ (8,957)        $159,736

COSTS AND EXPENSES
  Cost of sales                                                      78,867              50,458            (9,616)         119,709
  Selling, general and administrative              $1,546            14,921              10,175                             26,642
  Amortization of intangibles and
    excess reorganization value                                       3,228                 863                              4,091
                                                 --------          --------             -------          --------         --------

OPERATING INCOME (LOSS)                            (1,546)            5,465               4,716               659            9,294

  Interest income                                     216                                   175                                391
  Interest expense                                 10,940             3,343                 593                             14,876
  Intercompany interest expense (income)          (10,513)            9,379               1,134
  Management fees (income)                         (1,591)            1,218                 373
  Other expense (income), net                       2,210               173                 653                              3,036
  Equity Loss (income) in subsidiary                4,478            (1,164)                               (3,314)
                                                  -------          --------            --------          --------         --------

INCOME (LOSS) BEFORE INCOME TAXES                  (6,854)           (7,484)              2,138             3,973           (8,227)
  Income tax provision (benefit)                     (927)           (2,347)                974                             (2,300)
                                                  -------          --------            --------          --------         --------


NET INCOME (LOSS)                                 $(5,927)         $ (5,137)            $ 1,164          $  3,973          $(5,927)
                                                  =======          ========             =======          ========          =======


                  ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES
                            CONSOLIDATING CASH FLOWS
                     FOR THREE MONTHS ENDED MARCH 28, 1996

                                                                   Guarantor        Nonguarantor                        Consolidated
                                                   Parent        Subsidiaries       Subsidiaries       Eliminations        Total
                                                 --------        ------------       ------------       ------------     ------------
                                                                                    (in thousands)
Net cash provided by (used in)
  operating activities                           $(11,061)          $ 9,527              $7,401                            $ 5,867

Cash flows from investing activities:
  Capital expenditures                                 (3)           (5,919)               (621)                            (6,543)
  Proceeds from sale of property, plant and
    equipment                                                            35                  14                                 49
                                                 --------          --------             -------        --------            -------
      Net cash (used in) investing activities          (3)           (5,884)               (607)                            (6,494)

Cash flows from financing activities:
  Repayment of revolving loan, long-term
    borrowings and capital lease obligations                         (6,052)             (1,150)                            (7,202)

  Increase (decrease) in Envirodyne loan            9,540                                (9,540)
                                                 --------          --------            --------        --------            -------
      Net cash provided by (used in) financing
        activities                                  9,540            (6,052)            (10,690)                            (7,202)
Effect of currency exchange rate changes
  on cash                                                                                   506                                506
                                                 --------          --------            --------        --------            -------

Net increase (decrease) in cash
  and equivalents                                  (1,524)           (2,409)             (3,390)                            (7,323)
Cash and equivalents at beginning
  of period                                        18,013               486              11,826                             30,325
                                                 --------          --------             -------        --------            -------
Cash and equivalents at end
  of period                                       $16,489          $ (1,923)            $ 8,436                            $23,002
                                                  =======          ========             =======        ========            =======

                  ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES
                     CONSOLIDATING STATEMENTS OF OPERATIONS
                     FOR THREE MONTHS ENDED MARCH 30, 1995

                                                                   Guarantor         Nonguarantor                       Consolidated
                                                   Parent        Subsidiaries        Subsidiaries      Eliminations         Total
                                                  --------       ------------        ------------      ------------     ------------
                                                                                    (in thousands)
NET SALES                                                          $102,289            $ 62,520          $ (8,985)        $155,824

COSTS AND EXPENSES
  Cost of sales                                                      75,069              48,903            (9,017)         114,955
  Selling, general and administrative              $1,573            17,354               9,343                             28,270
  Amortization of intangibles and
    excess reorganization value                                       3,066                 844                              3,910
                                                  -------          --------            --------          --------         --------

OPERATING INCOME (LOSS)                            (1,573)            6,800               3,430                32            8,689

  Interest income                                                        55                   9                                 64
  Interest expense                                  9,084             3,522                 828                             13,434
  Intercompany interest expense (income)           (9,352)            8,502                 850
  Management fees (income)                         (1,850)            1,558                 292
  Other expense (income), net                      (2,152)              (43)              1,604                               (591)
  Equity loss (income) in subsidiary                5,540               756                                (6,296)
                                                  -------          --------            --------          --------         --------

INCOME (LOSS) BEFORE INCOME TAXES                  (2,843)           (7,440)               (135)            6,328           (4,090)
  Income tax provision                              1,052            (1,868)                621                               (195)
                                                  -------          --------            --------          --------         --------

NET INCOME (LOSS)                                 $(3,895)         $ (5,572)           $   (756)         $  6,328         $ (3,895)
                                                  =======          ========            ========          ========         ========



                  ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES
                            CONSOLIDATING CASH FLOWS
                     FOR THREE MONTHS ENDED MARCH 30, 1995

                                                                   Guarantor         Nonguarantor                       Consolidated
                                                   Parent        Subsidiaries        Subsidiaries      Eliminations         Total
                                                  --------       ------------        ------------      ------------     ------------
                                                                                     (in thousands)

Net cash provided by (used in) operating
  activities                                     $(23,043)          $12,237             $(3,730)                          $(14,536)

Cash flows from investing activities:
  Capital expenditures                                               (5,826)             (1,805)                            (7,631)
                                                  -------          --------            --------          --------         --------
      Net cash (used in) investing activities                        (5,826)             (1,805)                            (7,631)

Cash flows from financing activities:
  Proceeds from revolving loan and
    long term borrowings                           13,900                                28,349                             42,249
  Deferred financing costs                           (464)                                                                    (464)
  Repayment of revolving loan, long-term
    borrowings and capital lease obligations       (2,837)           (5,450)            (11,686)                           (19,973)
  Increase (decrease) in Envirodyne loan           14,705                               (14,705)
                                                  -------          --------            --------          --------         --------
      Net cash provided by (used in)
        financing activities                       25,304            (5,450)              1,958                             21,812
Effect of currency exchange rate
  changes on cash                                                                           275                                275
                                                  -------          --------            --------          --------         --------
Net increase (decrease) in cash
  and equivalents                                   2,261               961              (3,302)                               (80)
Cash and equivalents at beginning of period           555             1,853               4,881                              7,289
                                                  -------          --------            --------          --------         --------
Cash and equivalents at end of period             $ 2,816          $  2,814            $  1,579                           $  7,209
                                                  =======          ========            ========          ========         ========

                  VISKASE HOLDING CORPORATION AND SUBSIDIARIES

The financial information included in this quarterly report has been prepared in conformity with the accounting principles and practices reflected in the financial statements included in the annual report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 28, 1995 (1995 Form 10-K). These quarterly financial statements should be read in conjunction with the financial statements and the notes thereto included in the 1995 Form 10-K. The accompanying financial information, which is unaudited, reflects all adjustments which are, in the opinion of management, necessary for a fair statement of the results for the interim periods presented.

The condensed consolidated balance sheet as of December 28, 1995 was derived from the audited Viskase Holding Corporation's consolidated financial statements included in Envirodyne Industries, Inc.'s annual report of Form 10-K.

Reported interim results of operations are based in part on estimates which may be subject to year-end adjustments. In addition, these quarterly results of operations are not necessarily indicative of those expected for the year.

                  VISKASE HOLDING CORPORATION AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                                       March 28,             December 28,
                                                         1996                     1995
                                                   ----------------          ---------------

                                                                             (in thousands)
ASSETS
  Current assets:
    Cash and equivalents                                $  8,436              $  11,826
    Receivables, net                                      49,351                 53,022
    Receivables, affiliates                               51,328                 51,829
    Inventories                                           38,124                 38,233
    Other current assets                                   9,473                  9,106
                                                        --------                -------
        Total current assets                             156,712                164,016

  Property, plant and equipment                          148,705                150,417
    Less accumulated depreciation                         22,859                 20,217
                                                      ----------               --------
    Property, plant and equipment, net                   125,846                130,200

  Deferred financing costs                                   951                  1,042
  Other assets                                             1,655                  1,869
  Excess reorganization value                             39,737                 40,517
                                                        --------               --------
                                                        $324,901               $337,644
                                                        ========               ========


LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities:
    Short-term debt including current
      portion of long-term debt                          $ 4,963              $   6,097
    Accounts payable                                      15,819                 13,720
    Accounts payable and advances, affiliates             50,044                 54,152
    Accrued liabilities                                   22,711                 21,942
                                                       ---------             ----------
        Total current liabilities                         93,537                 95,911

  Long-term debt                                           7,389                  7,721

  Accrued employee benefits                                4,295                  4,281
  Deferred and noncurrent income taxes                    24,811                 25,895
  Intercompany loans                                      71,514                 81,094

  Commitments and contingencies

  Stockholders' equity:
    Common stock, $1.00 par value,
      1,000 shares authorized;
      100 shares issued and outstanding
    Paid in capital                                      103,463                103,463
    Retained earnings                                     14,029                 12,100
    Cumulative foreign currency
      translation adjustments                              5,863                  7,179
                                                       ---------             ----------
        Total stockholders' equity                       123,355                122,742
                                                        --------               --------
                                                        $324,901               $337,644
                                                        ========               ========


   The accompanying notes are an integral part of the consolidated financial statements.

                  VISKASE HOLDING CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS



                                                                       Three Months Ended
                                                                 ------------------------------
                                                                 March 28,            March 30,
                                                                   1996                 1995
                                                                 ---------            ---------
                                               (in thousands, except for number of shares and per share amounts)
NET SALES                                                         $66,212              $62,520

COSTS AND EXPENSES
  Cost of sales                                                    50,458               48,903
  Selling, general
    and administrative                                              8,912                8,846
  Amortization of intangibles
    and excess reorganization value                                   863                  844
                                                                  -------              -------

OPERATING INCOME                                                    5,979                3,927

  Interest income                                                     175                   39
  Interest expense                                                    593                  858
  Intercompany interest expense                                     1,134                  838
  Management fees                                                     373                  292
  Other expense, net                                                  653                1,299
                                                                  -------              -------

INCOME BEFORE INCOME TAXES                                          3,401                  679

  Income tax provision                                              1,472                  848
                                                                  -------              -------

NET INCOME (LOSS)                                                 $ 1,929              $  (169)
                                                                  =======              =======

WEIGHTED AVERAGE
  COMMON SHARES                                                       100                  100

PER SHARE AMOUNTS:

NET INCOME (LOSS)                                                 $19,290              $(1,690)
                                                                  =======              =======





   The accompanying notes are an integral part of the consolidated financial statements.

                  VISKASE HOLDING CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                     Three Months Ended
                                                             -----------------------------------
                                                               March 28,               March 30,
                                                                 1996                    1995
                                                             ------------            ------------
                                                                       (in thousands)
Cash flows from operating activities:
  Net income                                                   $  1,929              $   (169)
  Adjustments to reconcile net income
    to net cash provided by operating activities:
      Depreciation                                                2,982                 2,808
      Amortization of intangibles and excess
        reorganization value                                        863                   844
      Amortization of deferred financing fees and discount           57                    54
      Increase (decrease) in deferred and
          noncurrent income taxes                                  (536)                  (91)
      (Gain) on sales of property, plant and equipment              (14)

      Changes in operating assets and liabilities:
          Accounts receivable                                     2,872                   (88)
          Accounts receivable, affiliates                            97                (2,325)
          Inventories                                              (338)               (6,652)
          Other current assets                                      591                 1,276
          Accounts payable and accrued liabilities                2,865                (1,321)
          Accounts payable and advances, affiliates              (3,964)                1,225
          Other                                                      (3)                 (689)
                                                               --------              --------
      Total adjustments                                           5,472                (4,959)
                                                               --------              --------

          Net cash provided by (used in) operating activities     7,401                (5,128)

Cash flows from investing activities:
  Capital expenditures                                             (621)               (1,805)
  Proceeds from sale of property, plant and equipment                14
                                                               --------              --------
          Net cash (used in) investing activities                  (607)               (1,805)

Cash flows from financing activities:
  Proceeds from revolving loan and long-term borrowings                                28,349
  Repayment of revolving loan and long-term borrowings           (1,150)              (11,686)
  Increase (decrease) in Envirodyne loan                         (9,540)              (14,627)
                                                               --------              --------
          Net cash provided by (used in) financing activities   (10,690)                2,036

Effect of currency exchange rate changes on cash                    506                   275
                                                               --------              --------
Net (decrease) in cash and equivalents                           (3,390)               (4,622)
Cash and equivalents at beginning of period                      11,826                 6,201
                                                               --------              --------
Cash and equivalents at end of period                          $  8,436              $  1,579
                                                               ========              ========

- ----------------------------------------------------------------------------------------------

Supplemental cash flow information:
  Interest paid                                                    $138                 $ 250
  Income taxes paid                                                $250                 $ 685


   The accompanying notes are an integral part of the consolidated financial statements.

                  VISKASE HOLDING CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



1. INVENTORIES (dollars in thousands)

Inventories consisted of:

                                                          March 28,                December 28,
                                                             1996                      1995
                                                          ---------                ------------
Raw materials                                              $ 4,653                     $ 5,299
Work in process                                             13,045                      13,342
Finished products                                           20,426                      19,592
                                                          --------                     -------
                                                           $38,124                     $38,233
                                                           =======                     =======


2. CONTINGENCIES (dollars in thousands)

Viskase Holding Corporation and its subsidiaries are involved in various legal proceedings arising out of its business and other environmental matters, none of which is expected to have a material adverse effect upon its results of operations, cash flows or financial position.